UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21054

Name of Fund: BlackRock Municipal Bond Investment Trust (BIE)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Municipal Bond Investment Trust, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2009

Date of reporting period: 08/31/2009

Item 1 –	Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

Annual Report AUGUST 31, 2009

BlackRock Insured Municipal Income Trust (BYM)

BlackRock Insured Municipal Income Investment Trust (BAF)

BlackRock Municipal Bond Trust (BBK)

BlackRock Municipal Bond Investment Trust (BIE)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Insured Investment Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	AUGUST 31, 2009

Dear Shareholder

The past 12 months reveal two distinct economic and market backdrops — one of extreme investor pessimism and decided weakness, and another of increased optimism amid growing signs of recovery. The start of the period was characterized by the former. September through December 2008 saw the surge of the economic storm that sparked the worst recession in decades. The months featured, among others, the infamous collapse of Lehman Brothers, uniformly poor economic data and plummeting investor confidence that resulted in massive government intervention (on a global scale) in the financial system and the economy. The tide turned dramatically in March 2009, however, on the back of new US government initiatives, as well as better-than-expected economic data and upside surprises in corporate earnings.

In this environment, US equities contended with extraordinary volatility, posting steep declines through mid-March before embarking on a rally that resulted in strong year-to-date returns for all major indexes. June saw a brief correction, though it appeared to be induced more by profit-taking and portfolio rebalancing than by a change in the economic outlook. The experience in international markets was similar to that in the United States. Notably, emerging markets staged a strong comeback in 2009 as these areas of the globe have generally seen a stronger acceleration in economic activity.

In fixed income markets, the flight-to-safety premium in Treasury securities prevailed during the equity market downturn, but more recently, ongoing concerns about deficit spending, debt issuance, inflation and dollar weakness have kept Treasury yields higher. At the same time, relatively attractive yields and distressed valuations among non-Treasury assets, coupled with a more favorable macro environment, drew in sidelined investors and triggered a sharp recovery in these sectors. This was particularly evident in the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. The municipal bond market enjoyed strong returns in 2009 as well, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Moreover, the Build America Bond program has alleviated supply pressures, creating a more favorable technical environment. In particular, August marked the municipal market’s best monthly performance in more than 20 years, as the asset class has regained year-to-date all that was lost during 2008.

Overall, results for the major benchmark indexes were mixed. Higher-risk assets (i.e., equities and high yield bonds) and Treasuries reflected a bifurcated market, while less-risky fixed income investments posted stable, modest returns.

Total Returns as of August 31, 2009	6-month	12-month

US equities (S&P 500 Index)	40.52%	(18.25)%

Small cap US equities (Russell 2000 Index)	48.25	(21.29)

International equities (MSCI Europe, Australasia, Far East Index)	53.47	(14.95)

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index*)	(1.61)	6.77

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.95	7.94

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.61	5.67

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	36.31	7.00

*	Formerly a Merrill Lynch Index.

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has visibly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We invite you to visit www.blackrock.com/funds for our most current views on the economy and financial markets. As always, we thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Trust Summary as of August 31, 2009	BlackRock Insured Municipal Income Trust

Investment Objective

BlackRock Insured Municipal Income Trust (BYM) (the “Trust”) seeks to provide high current income exempt from regular federal income taxes. The Trust will invest at least 80% of its managed assets in municipal obligations that are insured as to the timely payment of both principal and interest.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 10.58% based on market price and 2.83% based on net asset value (“NAV”). For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 10.87% on a market price basis and 3.97% on a NAV basis. All returns reflect reinvestment of dividends. During the period, the Trust moved from a discount to a premium to NAV, which accounts for the difference between performance based on price and performance based on NAV. The Trust’s above-average yield contributed to performance, as did its constructive duration posture during a period in which yields fell (prices increased) — albeit in a very volatile manner. Conversely, the Trust’s overweight exposure to the long end of the municipal yield curve detracted from performance as the curve steepened and the shorter end performed better. Additionally, the Trust’s holdings of insured bonds with weaker underlying ratings had a negative impact on results, as insurer downgrades led to wider spreads on these securities. We worked to opportunistically upgrade credit quality over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2009 ($13.69)[1]	6.00%
Tax Equivalent Yield[2]	9.23%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Leverage as of August 31, 2009[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$13.69	$13.19	3.79%	$14.00	$7.82
Net Asset Value	$13.55	$14.04	(3.49)%	$14.21	$10.32

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/09	8/31/08

Transportation	25%	24%
Utilities	25	27
County/City/Special District/School District	19	16
State	15	15
Health	7	6
Tobacco	6	6
Education	2	5
Housing	1	—
Corporate	—	1

Credit Quality Allocations[5]

	8/31/09	8/31/08

AAA/Aaa	56%	58%
AA/Aa	19	34
A	15	5
BBB/Baa	8	3
Not Rated	2 [6]	—

[5]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009, the market value of these securities was $10,859,100 representing 2% of the Trust’s long-term investments.

4	ANNUAL REPORT	AUGUST 31, 2009

Trust Summary as of August 31, 2009	BlackRock Insured Municipal Income Investment Trust

Investment Objective

BlackRock Insured Municipal Income Investment Trust (BAF) (the “Trust”) seeks to provide current income exempt from regular federal income taxes, including the alternative minimum tax and Florida intangible personal property tax. The Trust will invest at least 80% of its managed assets in municipal obligations that are insured as to the timely payment of both principal and interest.

Effective September 12, 2008, BlackRock Florida Insured Municipal Income Trust was renamed BlackRock Insured Municipal Income Investment Trust.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 11.70% based on market price and 5.36% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 10.87% on a market price basis and 3.97% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s overweights in longer-dated tax-backed and utility bonds contributed positively to performance. Conversely, overweight exposure to spread products, such as health care bonds, detracted from results as these issues underperformed the broader municipal market early in the reporting period. Also hampering performance were the Trust’s overweight in AMBAC and MBIA and neutral position in FGIC, which underperformed amid continued downgrades of the monoline insurers. The Trust ended the period with cash and short-term investment reserves of 8% of net assets, which detracted mildly from performance as yields on cash equivalent securities remain at historic lows. Notably, due to the repeal of the Florida intangible personal property tax, the Trust is transitioning from its status as a state-specific Florida fund to a national portfolio with broader investment parameters. At times, we sold into strong demand for Florida issues, which raised the Trust’s cash reserves above 5%. Going forward, we anticipate reducing cash reserves to be fully invested in the long end of the municipal yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BAF
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2009 ($13.01)[1]	6.04%
Tax Equivalent Yield[2]	9.29%
Current Monthly Distribution per Common Share[3]	$0.0655
Current Annualized Distribution per Common Share[3]	$0.7860
Leverage as of August 31, 2009[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on September 1, 2009. The Monthly Distribution per Common Share was increased to $0.0685. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$13.01	$12.42	4.75%	$13.19	$6.70
Net Asset Value	$14.06	$14.23	(1.19)%	$14.37	$10.77

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/09	8/31/08

County/City/Special District/School District	46%	56%
Utilities	27	16
Health	10	10
State	9	8
Transportation	7	2
Education	1	8

Credit Quality Allocations[5]

	8/31/09	8/31/08

AAA/Aaa	44%	41%
AA/Aa	29	48
A	20	2
Not Rated[6]	7	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009 and 2008, the market value of these securities was $7,552,594 representing 4% and $7,387,462 representing 4%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2009	5

Trust Summary as of August 31, 2009	BlackRock Municipal Bond Trust

Investment Objective

BlackRock Municipal Bond Trust (BBK) (the “Trust”) seeks to provide current income exempt from regular federal income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by the investment advisor to be of equivalent credit quality at time of purchase. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 7.48% based on market price and 2.52% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 5.73% on a market price basis and 1.06% on a NAV basis. All returns reflect reinvestment of dividends. During the period, the Trust moved from a discount to a premium to NAV, which accounts for the difference between performance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities propelled performance in recent months as the yield curve flattened and credit spreads tightened. Performance was supported throughout the period by an above-average dividend yield. On the other hand, the Trust suffered from poor positioning during the fourth quarter of 2008, including underweights in tax-backed and utility bonds, which were among the better performers. At the same time, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addition, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals. The Trust exhibited greater sensitivity to both factors than many of its Lipper peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BBK
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2009 ($13.80)[1]	7.39%
Tax Equivalent Yield[2]	11.37%
Current Monthly Distribution per Common Share[3]	$0.085
Current Annualized Distribution per Common Share[3]	$1.020
Leverage as of August 31, 2009[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$13.80	$13.89	(0.65)%	$14.00	$6.97
Net Asset Value	$13.23	$13.96	(5.23)%	$14.17	$9.40

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/09	8/31/08

Health	31%	26%
Housing	16	14
County/City/Special District/School District	13	13
State	10	6
Corporate	8	9
Utilities	7	11
Transportation	7	10
Education	5	8
Tobacco	3	3

Credit Quality Allocations[5]

	8/31/09	8/31/08

AAA/Aaa	25%	24%
AA/Aa	20	27
A	24	21
BBB/Baa	17	14
BB/Ba	1	4
B	4	2
CCC/Caa	—	1
Not Rated[6]	9	7

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009 and 2008, the market value of these securities was $4,472,353 representing 2% and $3,883,176 representing 2%, respectively, of the Trust’s long-term investments.

6	ANNUAL REPORT	AUGUST 31, 2009

Trust Summary as of August 31, 2009	BlackRock Municipal Bond Investment Trust

Investment Objective

BlackRock Municipal Bond Investment Trust (BIE) (the “Trust”) seeks to provide current income exempt from regular federal income taxes and Florida intangible personal property tax. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by the investment advisor to be of equivalent credit quality at time of purchase. The Trust may invest up to 20% of its managed assets in municipal bonds that are rated, at the time of purchase, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. No assurance can be given that the Trust’s investment objective will be achieved.

Effective September 12, 2008, BlackRock Florida Municipal Bond Trust was renamed BlackRock Municipal Bond Investment Trust.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned (0.64)% based on market price and 2.43% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 5.73% on a market price basis and 1.06% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s overweight in longer-dated housing, transportation and utility bonds contributed positively to performance. Conversely, overweight exposure to spread products, such as health care and tax-increment bonds, detracted from results as these issues underperformed the broader municipal market early in the reporting period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	BIE
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2009 ($13.20)[1]	6.71%
Tax Equivalent Yield[2]	10.32%
Current Monthly Distribution per Common Share[3]	$0.0738
Current Annualized Distribution per Common Share[3]	$0.8856
Leverage as of August 31, 2009[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$13.20	$14.28	(7.56)%	$14.35	$8.00
Net Asset Value	$14.16	$14.86	(4.71)%	$15.02	$11.17

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/09	8/31/08

Health	22%	37%
Utilities	21	12
County/City/Special District/School District	20	31
Transportation	13	5
Education	10	5
State	8	1
Housing	5	6
Corporate	1	3

Credit Quality Allocations[5]

	8/31/09	8/31/08

AAA/Aaa	16%	25%
AA/Aa	45	32
A	27	12
BBB/Baa	3	7
BB/Ba	1	2
Not Rated[6]	8	22

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009 and 2008, the market value of these securities was $2,503,826 representing 3% and $6,398,306 representing 8%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2009	7

Trust Summary as of August 31, 2009	BlackRock Municipal Income Trust II

Investment Objective

BlackRock Municipal Income Trust II (BLE) (the “Trust”) seeks to provide high current income exempt from regular federal income taxes. Under normal market conditions, the Trust will invest at least 80% of its managed assets in municipal bonds that are investment grade quality, or determined by the investment advisor to be of equivalent credit quality at time of purchase. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 9.52% based on market price and 1.54% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 5.73% on a market price basis and 1.06% on a NAV basis. All returns reflect reinvestment of dividends. During the period, the Trust moved from a discount to a premium to NAV, which accounts for the difference between performance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities propelled performance in recent months as the yield curve flattened and credit spreads tightened. Performance was supported throughout the period by an above-average dividend yield. On the other hand, the Trust suffered from poor positioning during the fourth quarter of 2008. Specifically, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addition, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals. The Trust exhibited greater sensitivity to both factors than many of its Lipper peers. The Trust ended the period with cash and short-term investments of 7% of net assets, which was not a factor in performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	BLE
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2009 ($13.45)[1]	7.23%
Tax Equivalent Yield[2]	11.12%
Current Monthly Distribution per Common Share[3]	$0.081
Current Annualized Distribution per Common Share[3]	$0.972
Leverage as of August 31, 2009[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$13.45	$13.27	1.36%	$13.45	$6.84
Net Asset Value	$12.78	$13.60	(6.03)%	$13.80	$9.00

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/09	8/31/08

Health	20%	26%
State	15	10
Transportation	12	14
Utilities	12	13
Corporate	11	12
Education	10	10
County/City/Special District/School District	8	6
Housing	8	5
Tobacco	4	4

Credit Quality Allocations[5]

	8/31/09	8/31/08

AAA/Aaa	22%	24%
AA/Aa	12	29
A	26	13
BBB/Baa	23	17
BB/Ba	1	3
B	6	4
CCC/Caa	1	1
Not Rated[6]	9	9

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009 and 2008, the market value of these securities was $16,290,531 representing 4% and $18,784,767 representing 4%, respectively, of the Trust’s long-term Investments.

8	ANNUAL REPORT	AUGUST 31, 2009

Trust Summary as of August 31, 2009	BlackRock MuniHoldings Insured Investment Fund

Investment Objective

BlackRock MuniHoldings Insured Investment Fund (MFL) (the “Trust”) seeks to provide shareholders with current income exempt from federal income tax. The Trust also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. Under normal circumstances, the Trust invests at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Trust or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Such municipal bonds will be insured by insurers or other entities with claims-paying abilities rated at least investment grade at time of purchase and the Trust may invest in municipal obligations regardless of geographic location.

Effective September 12, 2008, BlackRock MuniHoldings Florida Insured Fund was renamed BlackRock MuniHoldings Insured Investment Fund.

          No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 16.19% based on market price and 7.36% based on NAV. For the same period, the closed-end Lipper Insured Municipal Debt Funds (Leveraged) category posted an average return of 10.87% on a market price basis and 3.97% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s overweights in longer-dated housing and utility bonds contributed positively to performance. Conversely, overweight exposure to spread products, such as health care bonds, detracted from results as these issues underperformed the broader municipal market early in the reporting period. Also hampering performance were the Trust’s overweight in AMBAC and MBIA and neutral position in FGIC, which underperformed amid continued downgrades of the monoline insurers. The Trust ended the period with cash and short-term investments of 11% of net assets, which detracted mildly from performance as yields on cash equivalent securities remain at historic lows. Notably, due to the repeal of the Florida intangible personal property tax, the Trust is transitioning from its status as a state-specific Florida fund to a national portfolio with broader investment parameters. At times, we sold into strong demand for Florida issues, which raised the Trust’s cash reserves above 5%. Going forward, we anticipate reducing cash reserves to be fully invested in the long end of the municipal yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE	MFL
Initial Offering Date	September 26, 1997
Yield on Closing Market Price as of August 31, 2009 ($12.63)[1]	6.46%
Tax Equivalent Yield[2]	9.94%
Current Monthly Distribution per Common Share[3]	$0.068
Current Annualized Distribution per Common Share[3]	$0.816
Leverage as of August 31, 2009[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]	The distribution is not constant and is subject to change.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$12.63	$11.61	8.79%	$12.68	$6.72
Net Asset Value	$13.57	$13.50	0.52%	$13.66	$10.75

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/09	8/31/08

Utilities	32%	16%
Transportation	21	24
County/City/Special District/School District	21	34
Health	10	7
State	6	5
Education	6	8
Housing	4	6

Credit Quality Allocations[5]

	8/31/09	8/31/08

AAA/Aaa	56%	37%
AA/Aa	16	47
A	25	9
BBB/Baa	—	2
Not Rated[6]	3	5

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009 and 2008, the market value of these securities was $20,244,144 representing 3% and $33,232,933 representing 4%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT	AUGUST 31, 2009	9

Trust Summary as of August 31, 2009	BlackRock MuniVest Fund, Inc.

Investment Objective

BlackRock MuniVest Fund, Inc. (MVF) (the “Trust”) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2009, the Trust returned 14.81% based on market price and 8.18% based on NAV. For the same period, the closed-end Lipper General Municipal Debt Funds (Leveraged) category posted an average return of 5.73% on a market price basis and 1.06% on a NAV basis. All returns reflect reinvestment of dividends. The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The Trust’s heavy concentrations in lower-rated and longer-dated securities enhanced performance in recent months as the yield curve flattened and credit spreads tightened. Performance was supported throughout the period by an above-average dividend yield, as we focused on maximizing coupon structure and minimizing cash levels. On the other hand, the Trust suffered from poor positioning during the fourth quarter of 2008. Specifically, prices of long-maturity bonds fell disproportionately compared to shorter-dated bonds. In addition, credit spreads, a common gauge of liquidity and risk tolerance, widened as investors sought to minimize risk exposure due to rapidly deteriorating credit fundamentals. The Trust exhibited greater sensitivity to both factors than many of its Lipper peers.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information

Symbol on NYSE Amex	MVF
Initial Offering Date	September 29, 1988
Yield on Closing Market Price as of August 31, 2009 ($8.91)[1]	6.80%
Tax Equivalent Yield[2]	10.46%
Current Monthly Distribution per Common Share[3]	$0.0505
Current Annualized Distribution per Common Share[3]	$0.6060
Leverage as of August 31, 2009[4]	42%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.

[3]

A change in the distribution rate was declared on September 1, 2009. The Monthly Distribution per Common Share was increased to $0.053. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.

[4]

Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to Preferred Shares and TOBs) minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/09	8/31/08	Change	High	Low

Market Price	$8.91	$8.33	6.96%	$9.07	$5.05
Net Asset Value	$8.98	$8.91	0.79%	$9.01	$6.77

The following unaudited charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations

	8/31/09	8/31/08

Health	20%	20%
Utilities	15	15
State	15	15
Corporate	13	14
Transportation	11	9
County/City/Special District/School District	10	10
Education	6	7
Tobacco	5	6
Housing	5	4

Credit Quality Allocations[5]

	8/31/09	8/31/08

AAA/Aaa	26%	34%
AA/Aa	28	24
A	28	20
BBB/Baa	15	18
BB/Ba	—	1
B	1	1
Not Rated[6]	2	2

[5]	Using the higher of S&P’s or Moody’s ratings.

[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009 and 2008, the market value of these securities was $16,779,679 representing 2% and $14,242,697 representing 2%, respectively, of the Trust’s long-term Investments.

10	ANNUAL REPORT	AUGUST 31, 2009

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue Preferred Shares, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from the Preferred Shares issuance earn the income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Trust pays dividends on the higher short-term interest rates whereas the Trust’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trust’s Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively in addition to the impact on Trust performance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect the Trusts’ NAV per share.

The use of leverage may enhance opportunities for increased income to the Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Trusts’ NAVs, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Trusts’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Trusts may be required to sell portfolio securities at inopportune times or distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit the Trusts’ ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by a Trust. The Trusts will incur expenses in connection with the use of leverage, all of which are borne by the holders of the Common Shares and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of August 31, 2009, the Trusts had economic leverage from Preferred Shares and TOBs as a percentage of their total managed assets as follows:

Percent of Leverage

BYM	36%
BAF	37%
BBK	39%
BIE	39%
BLE	39%
MFL	39%
MVF	42%

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts and swap agreements as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Trusts’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Trust can realize on an investment or may cause a Trust to hold a security that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	11

Schedule of Investments August 31, 2009	BlackRock Insured Municipal Income Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.9%
Birmingham Alabama Special Care Facilities Financing Authority, RB, Health Care Facilities, Children’s Hospital (AGC), 6.00%, 6/01/39 (a)	$1,495	$1,547,938
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,800	1,721,944

		3,269,882

Arizona — 0.4%
Salt Verde Financial Corp., Arizona, RB, Senior, 5.00%, 12/01/37	1,500	1,250,865

California — 33.1%
Arcadia Unified School District, California, GO, CAB, Election of 2006, Series A (FSA), 4.96%, 8/01/39 (b)	2,000	310,340
California Health Facilities Financing Authority, RB, Saint Joseph Health System, Series A, 5.75%, 7/01/39	625	629,144
California Infrastructure & Economic Development Bank, RB, Bay Area Toll Bridges, 1st Lien, Series A (AMBAC), 5.00%, 7/01/13 (c)	10,100	11,588,033
California State Department of Water Resources, RB, Series A, 5.38%, 5/01/12 (c)	10,000	11,214,500
Coast Community College District, California, GO, CAB, Election of 2002, Series C (FSA):
5.57%, 8/01/13 (d)	7,450	5,970,207
5.40%, 8/01/36 (b)	4,200	799,260
Fresno Unified School District, California, GO, Election of 2001, Series E (FSA), 5.00%, 8/01/30	1,100	1,117,303
Golden State Tobacco Securitization Corp., California, RB, Series 2003-A-1 (c):
6.63%, 6/01/13	6,500	7,623,590
6.75%, 6/01/13	14,500	17,071,865
Los Angeles Municipal Improvement Corp., California, RB, Series B-1 (MBIA), 4.75%, 8/01/37	4,000	3,538,000
Metropolitan Water District of Southern California, RB, Authority, Series B-1 (MBIA), 5.00%, 10/01/33	17,500	17,770,200
Monterey Peninsula Community College District, California, GO, CAB, Series C (FSA) (b):
5.15%, 8/01/31	13,575	3,524,884
5.16%, 8/01/32	14,150	3,448,779
Orange County Sanitation District, California, COP, Series B (FSA), 5.00%, 2/01/31	2,500	2,552,700
Sacramento City Unified School District, California, GO, Election of 2002 (MBIA), 5.00%, 7/01/30	2,700	2,736,612
San Francisco City & County Public Utilities Commission, California, RB, Series A (FSA), 5.00%, 11/01/31	15,000	15,075,300
San Joaquin Hills Transportation Corridor Agency, California, Refunding RB, CAB, Series A (MBIA), 5.49%, 1/15/31 (b)	53,000	10,337,650
San Jose Unified School District, Santa Clara County California, GO, Election of 2002, Series B (MBIA), 5.00%, 8/01/29	2,350	2,388,376

		117,696,743

Municipal Bonds	Par (000)	Value

District of Columbia — 2.5%
District of Columbia Tobacco Settlement Financing Corp., RB, Asset Backed Bonds, 6.75%, 5/15/40	$9,500	$8,829,300

Florida — 12.5%
Broward County School Board, Florida, COP, Series A (FSA), 5.25%, 7/01/33	2,000	2,033,780
City of Miami Florida, RB, Miami Revenues (MBIA), 5.00%, 1/01/37	1,000	943,120
County of Broward Florida, RB, Series A, 5.25%, 10/01/34	950	975,640
County of Duval Florida, COP, Master Lease Program (FSA), 5.00%, 7/01/33	2,800	2,788,212
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (MBIA), 5.25%, 10/01/38 (b)	25,520	3,373,489
(FSA), 5.00%, 7/01/35	1,300	1,302,678
Jackson Health System (AGC), 5.75%, 6/01/39 (a)	2,300	2,343,769
Miami International Airport, Hub, Series B (MBIA), 5.00%, 10/01/37	8,650	8,306,854
Florida Housing Finance Corp., RB, Homeowner Mortgage, Series 3 (GNMA), 5.45%, 7/01/33	4,955	5,032,843
Florida State Department of Environmental Protection, RB, Series B (MBIA), 5.00%, 7/01/27	7,500	7,649,775
Miami-Dade County School Board, Florida, COP, Series B (AGC), 5.25%, 5/01/31	3,600	3,672,576
Orange County School Board, Florida, COP, Series A (AGC), 5.50%, 8/01/34	5,590	5,780,116
Sarasota County Public Hospital District, Florida, RB, Sarasota Memorial Hospital Project-Series A, 5.63%, 7/01/39	300	299,757

		44,502,609

Illinois — 4.2%
Chicago Board of Education, Illinois, GO, Chicago School Reform Board, Series A (MBIA), 5.50%, 12/01/26	2,500	2,784,750
City of Chicago Illinois, RB, Project, Series A (AGC), 5.00%, 1/01/38	7,310	7,354,079
Illinois Municipal Electric Agency, RB, Series A (MBIA), 5.25%, 2/01/27	4,800	4,948,368

		15,087,197

Indiana — 0.7%
Indiana Municipal Power Agency, Indiana, RB:
Series A (MBIA), 5.00%, 1/01/37	2,050	2,031,755
Series B, 5.75%, 1/01/34	450	460,156

		2,491,911

Iowa — 1.4%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,000	5,054,900

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Trust’s Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACA	American Capital Access Corp.
AGC	Assured Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
BHAC	Berkshire Hathaway Assurance Corp.
CAB	Capital Appreciation Bonds
CIFG	CDC IXIS Financial Guarantee
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FSA	Financial Security Assurance Inc.
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
HDA	Housing Development Authority
HFA	Housing Finance Agency
IDA	Industrial Development Authority
ISD	Independent School District
MBIA	Municipal Bond Investors Assurance
(National Public Finance Guaranty Corp.)
PCRB	Pollution Control Revenue Bonds
PILOT	Payment in Lieu of Taxes
RB	Revenue Bonds
S/F	Single-Family
TAN	Tax Anticipation Notes
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Insured Municipal Income Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Kentucky — 0.5%
Kentucky State Property & Buildings Commission, Kentucky, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	$1,500	$1,596,180

Louisiana — 2.6%
State of Louisiana, RB, Series A (FSA):
5.00%, 5/01/31	7,500	7,639,875
4.75%, 5/01/39	1,600	1,592,336

		9,232,211

Michigan — 5.3%
City of Detroit Michigan, RB:
Second Lien, Series E (FGIC), 5.75.00%, 7/01/31	3,000	3,145,740
Senior Lien, Series A (MBIA), 5.00%, 7/01/30	1,000	908,400
Senior Lien, Series A (MBIA), 5.00%, 7/01/34	2,810	2,465,719
System, Second Lien, Series A (FGIC), 5.50%, 7/01/36	2,900	2,954,607
System, Second Lien, Series B (MBIA), 5.00%, 7/01/33	4,000	3,495,920
System, Second Lien, Series B (MBIA), 5.00%, 7/01/36	7,000	6,013,490

		18,983,876

Nevada — 7.4%
City of Reno Nevada, RB, Senior Lien, ReTrac, Reno Transportation Project (AMBAC), 5.13%, 6/01/12 (c)	5,000	5,533,100
County of Clark Nevada, RB, Subordinate Lien, Series A2 (BHAC), (MBIA), 5.00%, 7/01/30	3,000	3,046,080
Truckee Meadows Water Authority, Nevada, RB, Series A (FSA) (c):
5.00%, 7/01/11	10,000	10,760,900
5.13%, 7/01/11	6,500	7,009,275

		26,349,355

New York — 1.7%
New York State Dormitory Authority, RB, Education, Series B, 5.75%, 3/15/36	1,300	1,424,878
Triborough Bridge & Tunnel Authority, New York, RB, Series A-2, 5.25%, 11/15/34	4,500	4,720,635

		6,145,513

Pennsylvania — 1.6%
City of Philadelphia Pennsylvania, RB, Third Series (FSA), 5.13%, 8/01/11 (c)	5,200	5,620,992

Puerto Rico — 2.0%
Puerto Rico Electric Power Authority, Refunding RB, Series VV (MBIA), 5.25%, 7/01/30	1,330	1,350,189
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	5,300	5,684,038

		7,034,227

South Carolina — 3.1%
South Carolina Transportation Infrastructure Bank, South Carolina, RB, Junior Lien, Series B (AMBAC), 5.13%, 10/01/11 (c)	10,000	10,859,100

Tennessee — 5.6%
Knox County Health Educational & Housing Facilities Board, Tennessee, RB, CAB, Refunding & Improvement, Series A (FSA) (b):
5.84%, 1/01/22	11,705	5,896,628
5.88%, 1/01/23	9,260	4,354,237
5.90%, 1/01/24	8,500	3,750,370
5.91%, 1/01/25	6,850	2,841,859
5.93%, 1/01/26	5,000	1,945,750

Municipal Bonds	Par (000)	Value

Tennessee (concluded)
Knox County Health Educational & Housing Facilities Board, Tennessee, RB, Refunding & Improvement, Covenant Health, Series A, 5.07%, 1/01/41 (b)	$10,000	$1,119,500

		19,908,344

Texas — 29.8%
City of Houston Texas, Refunding RB, Combined, First Lien (FSA), 5.00%, 11/15/35	1,500	1,511,025
City of San Antonio Texas, Refunding RB (MBIA):
5.13%, 5/15/29	9,250	9,448,783
5.13%, 5/15/34	10,000	10,092,800
Coppell ISD, Texas, GO, CAB, Refunding, 5.64%, 8/15/30 (b)	10,030	3,577,902
County of Harris Texas, GO, Refunding (MBIA) (b):
5.55%, 8/15/25	7,485	3,572,366
5.59%, 8/15/28	10,915	4,320,048
County of Harris Texas, Refunding RB, Senior Lien, Toll Road (FSA), 5.00%, 8/15/30	5,510	5,605,158
Harris County-Houston Sports Authority, Texas, RB, CAB, Junior Lien, Series H (MBIA) (b):
5.91%, 11/15/38	5,785	629,639
5.92%, 11/15/39	6,160	616,062
Harris County-Houston Sports Authority, Texas, Refunding RB, Third Lien, Series A-3 (MBIA) (b):
5.97%, 11/15/38	26,890	2,926,708
5.98%, 11/15/39	27,675	2,767,777
Houston, Texas Airport Systems, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/34	4,165	4,299,904
Lewisville ISD, Texas, GO, CAB, Refunding, School Building (MBIA), 4.67%, 8/15/24 (b)	5,315	2,452,819
Mansfield ISD, Texas, GO, School Building, 5.00%, 2/15/33	2,980	3,081,052
North Texas Tollway Authority, Refunding RB, CAB, System, First Tier (AGC) (b):
5.32%, 1/01/29	5,000	1,553,050
5.44%, 1/01/30	1,750	509,652
North Texas Tollway Authority, Refunding RB:
First Tier, Series A, 6.00%, 1/01/28	625	654,488
System, First (MBIA), 5.75%, 1/01/40	23,050	23,138,743
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	28,645	25,093,306

		105,851,282

Washington — 7.2%
Chelan County Public Utility District No. 1, Washington, RB, Chelan Hydro System, Series C (AMBAC), 5.13%, 7/01/33	3,655	3,690,782
County of King Washington, Refunding RB (FSA), 5.00%, 1/01/36	2,200	2,241,690
Port of Seattle Washington, RB, Series A (MBIA), 5.00%, 4/01/31	4,500	4,514,805
State of Washington, GO, Various Purpose, Series 02-A (FSA), 5.00%, 7/01/25	6,380	6,507,791
Washington Health Care Facilities Authority, Washington, RB:
MultiCare Health Care, Series C (AGC), 5.50%, 8/15/43	6,700	6,799,629
MultiCare Health System, Series A (FSA), 5.50%, 8/15/38	1,700	1,725,160

		25,479,857

Total Municipal Bonds — 122.5%		435,244,344

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	13

Schedule of Investments (continued)	BlackRock Insured Municipal Income Trust (BYM) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Arizona — 0.4%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	$1,300	$1,347,970

California — 5.7%
Los Angeles Community College District, California, GO Election 2001, Series A (FSA), 5.00%, 8/01/32	5,000	5,068,300
San Diego California Community College District, Election of 2002, 5.25%, 8/01/33	449	466,290
San Diego County Water Authority, California, COP, Series 2008 A (FSA), 5.00%, 5/01/33	4,870	4,924,301
University of California, RB, Series C (MBIA), 4.75%, 5/15/37	10,000	9,862,800

		20,321,691

District of Columbia — 0.3%
District of Columbia, RB, Series A, 5.50%, 12/01/30	1,080	1,193,044

Florida — 0.9%
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37	2,999	3,053,775

Illinois — 8.2%
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	4,499	4,779,839
Metropolitan Pier & Exposition Authority, Illinois, RB, McCormick Place Expansion, Series A (MBIA), 5.00%, 12/15/28	24,010	24,430,655

		29,210,494

Massachusetts — 3.8%
Massachusetts School Building Authority, RB, Series A (FSA), 5.00%, 8/15/30	12,987	13,405,268

Nevada — 1.9%
City of Las Vegas, Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39	4,197	4,485,877
Clark County Water Reclamation District, Nevada, GO, Series B, 5.75%, 7/01/34	2,024	2,176,812

		6,662,689

New York — 3.3%
Erie County Industrial Development Agency, New York, RB, City School District Buffalo Project, Series A (FSA), 5.75%, 5/01/28	4,494	4,765,551
Metropolitan Transportation Authority, New York, RB, Series A (MBIA), 5.00%, 11/15/31	7,002	7,111,433

		11,876,984

Ohio — 0.2%
Ohio State Hospital Facilities Revenue, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	620	630,813

South Carolina — 0.2%
South Carolina State Public Service Authority, RB, Santee Cooper Series A, 5.50%, 1/01/38	600	643,860

Texas — 2.8%
Northside ISD, Texas, GO, School Building, 5.13%, 6/15/29	9,500	9,886,200

Utah — 1.4%
Utah Transit Authority, Utah, RB, Series A (FSA), 5.00%, 6/15/36	5,000	5,150,200

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Virginia — 0.1%
Fairfax County IDA, Virginia, RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	$400	$414,916

Washington — 1.0%
Central Puget Sound Regional Transportation Authority, Washington, RB, Series A (FSA), 5.00%, 11/01/32	3,494	3,574,017

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.2%		107,371,921

Total Long-Term Investments (Cost — $548,864,912) — 152.7%		542,616,265

Short-Term Securities

New York — 1.2%
City of New York New York, GO, VRDN, Sub-Series A-6 (FSA), 0.12%, 9/01/09 (f)	4,200	4,200,000

	Shares

Money Market — 1.2%
FFI Institutional Tax-Exempt Fund, 0.22% (g)(h)	4,401,744	4,401,744

Total Short-Term Securities (Cost — $8,601,744) — 2.4%		8,601,744

Total Investments (Cost — $557,466,656*) — 155.1%		551,218,009
Other Assets Less Liabilities — 0.1%		266,631
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (16.6)%		(58,892,821)
Preferred Shares, at Redemption Value — (38.6)%		(137,257,720)

Net Assets Applicable to Common Shares — 100.0%		$355,334,099

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$499,269,892

Gross unrealized appreciation	$21,096,417
Gross unrealized depreciation	(27,874,296)

Net unrealized depreciation	$(6,777,879)

(a)	When-issued security.

Counterparty	Market Value	Unrealized Appreciation

Oppenheimer & Co., Inc.	$543,590	$16,621
Siebert Brandford Shank & Co. LLC	$227,790	$6,965
Morgan Keegan & Co., Inc.	$1,897,491	$50,286
Prager, Sealy & Co. LLC	$1,222,836	$16,836

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(e)

Securities represent bonds transferred to tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(f)

Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (concluded)	BlackRock Insured Municipal Income Trust (BYM)

(g)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$240,680	$72,258

(h)	Represents the current yield as of report date.

•

Effective September 1,2008,the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$4,401,744
Level 2:
Long-Term Investments[1]	542,616,265
Short-Term Securities	4,200,000

Total Level 2	546,816,265

Level 3	—

Total	$551,218,009

[1]	See above Schedule of Investments for values in each state or political classification.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	15

Schedule of Investments August 31, 2009	BlackRock Insured Municipal Income Investment Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.4%

Health — 0.4%
Birmingham Alabama Special Care Facilities Financing Authority, RB, Health Care Facilities, Children’s Hospital (AGC), 6.00%, 6/01/39 (a)	$490	$507,351

Total Municipal Bonds in Alabama		507,351

California — 5.3%

County/City/Special District/School District — 3.2%
Los Angeles Municipal Improvement Corp., RB, Real Property, Series B (AGC), 5.50%, 4/01/39	3,810	3,870,769

Transportation — 1.1%
County of Sacramento California, RB, Senior, Series A (AGC), 5.50%, 7/01/41	1,400	1,404,060

Utilities — 1.0%
San Diego Public Facilities Financing Authority, RB, Series B (AGC), 5.38%, 8/01/34	1,125	1,170,653

Total Municipal Bonds in California		6,445,482

Colorado — 1.3%

Health — 1.3%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (FSA), 6.00%, 5/15/26	1,425	1,524,351

Total Municipal Bonds in Colorado		1,524,351

Florida — 49.1%

County/City/Special District/School District — 37.2%
City of Jacksonville Florida, RB, Series B (AMBAC), 5.00%, 10/01/26	5,000	5,039,550
City of Miami Florida, RB, Miami Revenues (MBIA), 5.25%, 1/01/28	5,035	5,136,757
County of Miami-Dade Florida, RB (MBIA) (b):
CAB, Sub-Series A, 5.26%, 10/01/39	10,000	1,219,500
CAB, Sub-Series A, 5.26%, 10/01/40	10,000	1,130,400
Sub-Series B, 5.62%, 10/01/31	26,935	6,314,103
County of Orange Florida, RB, Series B (MBIA), 5.13%, 1/01/32	7,480	7,507,826
County of Orange Florida, Refunding RB (AMBAC), 5.00%, 10/01/29	1,600	1,617,488
Hillsborough County School Board, COP, Series A (MBIA), 5.00%, 7/01/25	2,945	2,951,243
Lake County School Board, COP, Series A (AMBAC), 5.00%, 7/01/28	3,500	3,420,445
Pasco County School Board, COP, Series A (MBIA), 5.00%, 8/01/27	2,765	2,777,443
Village Center Community Development District Recreational Revenue, RB, Series A (MBIA), 5.00%, 11/01/32	10,000	8,534,100

		45,648,855

Health — 3.4%
Highlands County Health Facilities Authority, RB, Hospital, Adventist, Sunbelt, Series A, 6.00%, 11/15/11 (c)	3,705	4,132,149

Municipal Bonds	Par (000)	Value

Florida (concluded)

Transportation — 1.1%
Hillsborough County Aviation Authority, Florida, RB, Series D (AGC), 5.50%, 10/01/26	$1,295	$1,392,630

Utilities — 7.4%
City of Palm Bay Florida, RB, Improvement (MBIA) (b):
5.12%, 10/01/28	1,850	618,640
5.53%, 10/01/31	4,355	1,159,867
County of Saint Johns Florida, RB (FSA), 5.00%, 10/01/37	1,290	1,284,156
Sunrise Fl Excise Tax & Special Assessment, Refunding RB (AMBAC), 5.00%, 10/01/28	5,000	5,021,550
Tohopekaliga Water Authority, RB, Series B (FSA), 5.00%, 10/01/23	1,000	1,026,450

		9,110,663

Total Municipal Bonds in Florida		60,284,297

Illinois — 4.2%

Education — 0.8%
Chicago Board of Education, Illinois, GO, Chicago School Reform Board, Series A (MBIA), 5.50%, 12/01/26	900	1,002,510

Transportation — 1.2%
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	1,300	1,472,406

Utilities — 2.2%
City of Chicago Illinois, Refunding RB, Second Lien (MBIA), 5.50%, 1/01/30	975	1,037,995
Illinois Municipal Electric Agency, RB, Series A (MBIA), 5.25%, 2/01/28	1,560	1,600,373

		2,638,368

Total Municipal Bonds in Illinois		5,113,284

Indiana — 1.2%

Utilities — 1.2%
Indianapolis Local Public Improvement Bond Bank, RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	1,415	1,469,294

Total Municipal Bonds in Indiana		1,469,294

Iowa — 0.9%

Health — 0.9%
Iowa Finance Authority, RB, Iowa Health System (AGC), 5.25%, 2/15/29	1,125	1,131,637

Total Municipal Bonds in Iowa		1,131,637

Kentucky — 0.8%

Utilities — 0.8%
Kentucky Municipal Power Agency, RB, Prairie State Project, Series A (BHAC), 5.25%, 9/01/42	1,000	1,024,260

Total Municipal Bonds in Kentucky		1,024,260

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Insured Municipal Income Investment Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Louisiana — 2.7%

State — 2.3%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	$2,510	$2,782,762

Transportation — 0.4%
New Orleans Aviation Board, Louisiana, Refunding RB, Restructuring Garbs (ACG):
Series A-1, 6.00%, 1/01/23	375	407,036
Series A-2, 6.00%, 1/01/23	150	162,815

		569,851

Total Municipal Bonds in Louisiana		3,352,613

Michigan — 14.7%

Health — 1.1%
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	1,205	1,377,026

State — 0.4%
Michigan State Building Authority Revenue, Refunding RB, Facilities Program (AGC), Series I:
5.25%, 10/15/24	160	163,904
5.25%, 10/15/25	300	305,643

		469,547

Utilities — 13.2%
City of Detroit Michigan, RB, Second Lien:
Series B (MBIA), 5.50%, 7/01/29	1,790	1,764,367
Series B (FSA), 6.25%, 7/01/36	1,700	1,804,975
Series B (FSA), 7.00%, 7/01/36	200	224,472
Series E (BHAC), 5.75%, 7/01/31	2,300	2,411,734
City of Detroit Michigan, RB, Senior Lien, Series B:
(FSA), 7.50%, 7/01/33	515	607,849
5.50%, 7/01/35	4,750	4,883,427
City of Detroit Michigan, RB, System, Second Lien, Series A (BHAC), 5.50%, 7/01/36	2,330	2,373,874
City of Detroit Michigan, Refunding RB, Senior Lien, Series C-1 (FSA), 7.00%, 7/01/27	1,800	2,083,626
		16,154,324

Total Municipal Bonds in Michigan		18,000,897

Minnesota — 5.2%

Health — 5.2%
City of Minneapolis Minnesota, RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,680	6,395,680

Total Municipal Bonds in Minnesota		6,395,680

New Jersey — 3.7%

Health — 1.1%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,300	1,342,770

State — 0.9%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,000	1,108,930

Transportation — 1.7%
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A (AGC), 5.50%, 12/15/38	2,000	2,130,000

Total Municipal Bonds in New Jersey		4,581,700

Municipal Bonds	Par (000)	Value

New York — 2.9%

County/City/Special District/School District — 2.9%
New York City Transitional Finance Authority, RB, Fiscal 2009:
Series S-3, 5.25%, 1/15/39	$900	$920,673
Series S-4 (AGC), 5.50%, 1/15/29	2,465	2,636,096

Total Municipal Bonds in New York		3,556,769

Texas — 15.3%

County/City/Special District/School District — 5.1%
City of Dallas Texas, Refunding RB, Improvement (AGC), 5.25%, 8/15/38	800	814,888
Frisco Independent School District, Texas, GO, School Building (AGC):
5.38%, 8/15/39	1,415	1,475,350
5.50%, 8/15/41	3,365	3,536,009
Lubbock Copper Texas Independent School District, GO, School Building (AGC), 5.75%, 2/15/42	405	424,513

		6,250,760

Health — 1.3%
Harris County Health Facilities Development Corporation, Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	500	547,225
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,000	1,088,130

		1,635,355

Transportation — 2.6%
North Texas Tollway Authority, Refunding RB, System, First Tier (AGC):
Series A, 5.75%, 1/01/40	1,500	1,578,930
Series K-1, 5.75%, 1/01/38	1,500	1,591,020

		3,169,950

Utilities — 6.3%
City of Houston Texas, Refunding RB, First Lien, Series A (AGC):
Combined, 6.00%, 11/15/35	2,600	2,931,916
Combined, 6.00%, 11/15/36	2,215	2,496,814
First Lien, 5.38%, 11/15/38	1,000	1,038,610
Lower Colorado River Authority, Refunding RB (AGC), 5.50%, 5/15/36	1,270	1,317,269

		7,784,609

Total Municipal Bonds in Texas		18,840,674

Virginia — 0.9%

State — 0.9%
Virginia Public School Authority, Virginia, RB, School Financing, 6.50%, 12/01/35	1,000	1,136,100

Total Municipal Bonds in Virginia		1,136,100

Puerto Rico — 1.2%

State — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	1,350	1,447,821

Total Municipal Bonds in Puerto Rico		1,447,821

Total Municipal Bonds — 109.8%		134,812,210

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	17

Schedule of Investments (concluded)	BlackRock Insured Municipal Income Investment Trust (BAF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value

District of Columbia — 0.7%

Utilities — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35	$760	$835,995

Total Municipal Bonds Transferred to Tender Option Bond Trusts in District of Columbia		835,995

Florida — 33.7%

County/City/Special District/School District — 18.6%
City of Jacksonville, Florida, RB, (MBIA):
5.00%, 10/01/27	3,930	3,997,989
5.00%, 10/01/31	9,500	9,548,119
Palm Beach County School Board, Florida, COP, Refunding, Series D (FSA), 5.00%, 8/01/28	9,190	9,234,112

		22,780,220

State — 7.5%
Florida State Board of Education, GO, Public Education, Series A (FSA), 5.00%, 6/01/27	9,000	9,221,760

Utilities — 7.6%
County of Pinellas, Florida, RB (FSA), 5.00%, 10/01/32	9,500	9,371,424

Total Municipal Bonds Transferred to Tender Option Bond Trusts in Florida		41,373,404

Illinois — 2.5%

Transportation — 2.5%
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,186,560

Total Municipal Bonds Transferred to Tender Option Bond Trusts in Illinois		3,186,560

Kentucky — 0.8%

State — 0.8%
Kentucky State Property & Buildings Commission, Refunding RB, Project No 93 (AGC), 5.25%, 2/01/27	898	962,636

Total Municipal Bonds Transferred to Tender Option Bond Trusts in Kentucky		962,636

Nevada — 1.8%

County/City/Special District/School District — 1.8%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	2,000	2,166,500

Total Municipal Bonds Transferred to Tender Option Bond Trusts in Nevada		2,166,500

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.5%		48,525,095

Total Long-Term Investments (Cost — $183,544,966) — 149.3%		183,337,305

Short-Term Securities	Shares

CMA Florida Municipal Money Fund, 0.04% (e)(f)	5	5
FFI Institutional Tax-Exempt Fund, 0.22% (e)(f)	9,202,751	9,202,751

Total Short-Term Securities (Cost — $9,202,756) — 7.5%		9,202,756

Total Investments (Cost — $192,747,722*) — 156.8%		192,540,061
Other Assets Less Liabilities — 1.1%		1,394,176
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (23.5)%		(28,830,361)
Preferred Shares, at Redemption Value — (34.4)%		(42,279,321)

Net Assets Applicable to Common Shares — 100.0%		$122,824,555

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$164,405,343

Gross unrealized appreciation	$4,937,311
Gross unrealized depreciation	(5,499,950)

Net unrealized depreciation	$(562,639)

(a)	When-issued security.

	Market	Unrealized
Counterparty	Value	Appreciation

Wells Fargo Bank NA	$129,426	$4,545
Morgan Keegan & Co., Inc.	$248,499	$8,727
Raymond C Forbes & Co., Inc.	$129,426	$4,545

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(e)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA Florida Municipal Money Fund	$(4,278,740)	$29,260
FFI Institutional Tax-Exempt Fund	$9,202,751	$6,767

(f)	Represents the current yield as of report date.

•

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•

Effective September 1,2008,the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities

Assets

Level 1 — Short-Term Securities	$9,202,756
Level 2 — Long-Term Investments[1]	183,337,305
Level 3	—

Total	$192,540,061

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 7.5%
Birmingham Alabama Special Care Facilities Financing Authority, RB, Health Care Facilities, Children’s Hospital (AGC), 6.00%, 6/01/39 (a)	$850	$880,098
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34 (a)	1,150	1,192,826
Huntsville Health Care Authority, Alabama, RB, Series A, 5.75%, 6/01/31 (b)	7,500	8,182,575

		10,255,499

Arizona — 6.9%
City of Goodyear Arizona, GO (FSA), 4.25%, 7/01/37	1,250	1,130,725
Glendale Municipal Property Corp., Arizona, RB, Series A (FSA), 4.50%, 7/01/32	3,655	3,548,128
Mohave County Unified School District No. 20 Kingman, GO, School Improvement, Project 2006, Series C (AGC), 5.00%, 7/01/26	200	211,284
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,500	1,291,275
5.00%, 12/01/37	2,065	1,722,024
San Luis Facility Development Corp., RB, Senior Lien Project, Regional Detention Center:
6.25%, 5/01/15	300	272,472
7.00%, 5/01/20	300	269,571
7.25%, 5/01/27	600	523,080
University Medical Center Corp., Arizona, RB, 6.50%, 7/01/39	500	514,945

		9,483,504

California — 13.2%
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 6.30%, 6/01/55 (c)	4,500	52,020
California HFA, RB, Home Mortgage, Series G, AMT, 5.05%, 2/01/29	2,835	2,382,307
California State Department of Veterans Affairs, California, RB, Series B, AMT, 5.25%, 12/01/37	5,000	4,287,300
Carlsbad Unified School District, GO, Election, Series B, 6.09%, 5/01/34 (d)	1,000	584,310
Dinuba Unified School District, GO, Election of 2006 (FSA):
5.63%, 8/01/31	250	260,895
5.75%, 8/01/33	500	521,860
Hartnell Community College District, California, GO, CAB, Election of 2002, Series D, 5.87%, 8/01/34 (a)(d)	1,650	695,607
San Diego Community College District, California, GO, CAB, Election of 2002, 6.13%, 8/01/19 (d)	2,800	1,616,076
State of California, GO, Various Purpose:
5.75%, 4/01/31	2,000	2,089,780
6.50%, 4/01/33	1,950	2,156,369
State of California, GO, Veterans, AMT, 5.05%, 12/01/36	1,000	854,200
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	1,160	1,142,043
Val Verde Unified School District, California, Special Tax, Refunding, Junior Lien, 6.25%, 10/01/28	1,585	1,442,160

		18,084,927

Colorado — 2.1%
City of Colorado Springs Colorado, RB, Subordinate Lien, Improvement, Series C (FSA), 5.00%, 11/15/45	635	640,004
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, D, 6.25%, 10/01/33	1,070	1,160,137
Colorado Health Facilities Authority, RB, Series B (FSA), 5.25%, 3/01/36	1,085	1,096,751

		2,896,892

Municipal Bonds	Par (000)	Value

District of Columbia — 8.5%
District of Columbia, RB, Friendship Public Charter School Inc. (ACA), 5.25%, 6/01/33	$595	$387,202
District of Columbia, TAN, Gallery Place Project (FSA), 5.40%, 7/01/31	6,000	6,092,640
District of Columbia Tobacco Settlement Financing Corp., RB, Asset Backed Bonds, 6.75%, 5/15/40	5,580	5,186,052

		11,665,894

Florida — 13.6%
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	2,420	2,072,246
Orange County Health Facilities Authority, RB, Hospital, Adventist Health System, 5.63%, 11/15/32 (b)	7,760	8,661,867
Palm Beach County HFA, RB, Housing, Indian Trace Apartments, Series A, AMT (FSA), 5.63%, 1/01/44	7,255	7,255,145
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35	955	687,151

		18,676,409

Georgia — 2.2%
City of Atlanta Georgia, RB (FSA), 5.00%, 11/01/37	3,000	2,999,790

Idaho — 1.8%
Idaho Health Facilities Authority, RB, Trinity Health Group, Series B, 6.25%, 12/01/33	1,750	1,866,200
Idaho Housing & Finance Association, RB, Grant & Revenue Anticipation, Federal Highway Trust, Series A, 5.00%, 7/15/27	600	635,448

		2,501,648

Illinois — 9.0%
CenterPoint Intermodal Center Program Trust, TAN, 144A, 8.00%, 6/15/23 (e)	1,150	604,037
Illinois Finance Authority, RB:
Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	420	291,379
Illinois Rush University Medical Center, Series C, 6.63%, 11/01/39	650	663,163
MJH Education Assistance IV, Sub-Series B, 5.38%, 6/01/35 (f)(g)	425	41,761
Monarch Landing Inc. Facilities, Series A, 7.00%, 12/01/37	720	372,629
Illinois Health Facilities Authority, RB, Lake Forest Hospital, Series A, 5.75%, 7/01/29	6,000	5,753,040
Village of Bolingbrook Illinois, GO, Series B (MBIA), 6.22%, 1/01/36 (c)	23,065	4,585,783

		12,311,792

Indiana — 1.4%
Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 1, Canterbury Housing Apartments, Indiana, AMT, 5.90%, 12/01/34	1,880	1,911,020

Iowa — 1.8%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	2,400	2,426,352

Kansas — 2.9%
Wichita Airport Authority, RB, Special, Cessna Citation Service Center, Series A, AMT, 6.25%, 6/15/32	5,000	3,964,200

Kentucky — 0.4%
Kentucky Economic Development Finance Authority, Kentucky, RB, Louisville Arena, Sub-Series A-1 (AGC), 6.00%, 12/01/38	500	523,850

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	19

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Maryland — 3.2%
County of Frederick Maryland, Special Tax, Urbana Community Development Authority, Sub-Series B, 6.25%, 7/01/30	$2,820	$2,162,348
Maryland Community Development Administration, RB, Residential, Series L, AMT, 4.95%, 9/01/38	1,645	1,525,820
Maryland Health & Higher Educational Facilities Authority, RB, FHA Insured Mortgage, Western Maryland Health, Series A (MBIA), 4.75%, 7/01/36	750	688,230

		4,376,398

Michigan — 3.2%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.25%, 10/15/38	1,250	1,361,338
Michigan State Hospital Finance Authority, Michigan, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	1,065	858,017
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	1,950	2,228,382

		4,447,737

Minnesota — 4.4%
City of Minneapolis Minnesota, RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	5,350	6,024,100

Mississippi — 3.2%
Mississippi Development Bank GO RB, Jackson County Limited Tax Note (AGC), 5.50%, 7/01/32	1,750	1,806,210
University of Southern Mississippi, RB, Campus Facilities Improvement Project, 5.38%, 9/01/36	2,500	2,625,275

		4,431,485

Multi-State — 8.3%
Charter Mac Equity Issuer Trust, 7.20%, 11/15/14 (e)(i)	10,500	11,361,630

Nebraska — 1.3%
Omaha Public Power District, RB, System, Series A, 4.75%, 2/01/44	1,760	1,710,526

Nevada — 1.5%
County of Clark Nevada, Refunding RB, Alexander Dawson School, Nevada Project, 5.00%, 5/15/29	1,325	1,271,960
Las Vegas Special District No. 809, Special Assessment, Summerlin Area, 5.65%, 6/01/23	1,345	765,157

		2,037,117

New Jersey — 14.8%
Middlesex County Improvement Authority, RB, Subordinate, Heldrich Center Hotel, Series B, 6.25%, 1/01/37	915	183,476
New Jersey EDA, RB, Cigarette Tax:
(Radian), 5.50%, 6/15/31	1,500	1,335,915
5.50%, 6/15/24	3,710	3,436,833
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30	3,000	2,667,330
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (MBIA), 5.00%, 7/01/27	1,000	1,009,330
New Jersey EDA, Refunding RB, First Mortgage, Winchester, Series A, 5.80%, 11/01/31	1,500	1,357,905
New Jersey EDA, Special Assessment, Refunding RB, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,500	6,122,250
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	630	696,862
7.50%, 12/01/32	800	880,672
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	1,500	1,549,350
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.50%, 10/01/38	1,000	1,074,380

		20,314,303

Municipal Bonds	Par (000)	Value

New York — 10.9%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35	$455	$285,749
Hudson Yards Infrastructure Corp., RB, Series A (FGIC), 5.00%, 2/15/47	1,000	892,270
Long Island Power Authority, RB:
General, Series C (CIFG), 5.25%, 9/01/29	1,500	1,582,200
Series A, 6.25%, 4/01/33	300	337,752
Metropolitan Transportation Authority, RB, Series B, 5.00%, 11/15/34	800	807,584
New York City Housing Development Corp., RB, Series A, AMT, 5.50%, 11/01/34	3,000	2,975,520
New York City Industrial Development Agency, RB:
American Airlines, JFK International Airport, AMT, 7.75%, 8/01/31	3,165	2,688,383
Queens Baseball Stadium, PILOT (AGC), 6.50%, 1/01/46	700	775,838
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	500	486,820
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (d)	700	540,925
North Shore Long Island Jewish Health System, Series A, 5.50%, 5/01/37 (a)	1,175	1,153,603
Rochester Institute Technology, Series A, 6.00%, 7/01/33	1,000	1,066,950
University Rochester, Series A, 5.13%, 7/01/39	250	254,135
Port Authority of New York & New Jersey, RB, Consolidated, 152nd, AMT, 5.75%, 11/01/30	1,000	1,050,000

		14,897,729

North Carolina — 2.6%
Gaston County Industrial Facilities & Pollution Control Financing Authority, North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,945	1,681,948
North Carolina Medical Care Commission, North Carolina, RB:
University Health System, Series D, 6.25%, 12/01/33	800	858,552
WakeMed, Series A (AGC), 5.88%, 10/01/38	1,000	1,040,620

		3,581,120

Oklahoma — 1.1%
Tulsa Municipal Airport Trust Trustees, Oklahoma, Refunding RB, Series A, AMT, 7.75%, 6/01/35 (h)	1,725	1,528,229

Oregon — 1.3%
Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 6, AMT, 6.05%, 11/01/34	530	533,535
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/39	1,250	1,285,813

		1,819,348

Pennsylvania — 1.0%
Pennsylvania Economic Development Financing Authority, RB, Reliant Energy, Series A-12-22-04, AMT, 6.75%, 12/01/36	1,455	1,412,863

Puerto Rico — 1.5%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	2,000	2,050,020

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Municipal Bond Trust (BBK)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Rhode Island — 1.5%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, Lifespan Obligation, Series A (AGC), 7.00%, 5/15/39	$1,000	$1,126,290
Rhode Island State & Providence Plantations, COP, Series C, School For The Deaf (AGC), 5.38%, 4/01/28	900	911,727

		2,038,017

Tennessee — 0.4%
Memphis-Shelby County Sports Authority Inc., Refunding RB, Memphis Arena Project, Series A, 5.38%, 11/01/28	525	532,560

Texas — 17.6%
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	500	547,225
7.25%, 12/01/35	1,750	1,916,337
Harris County-Houston Sports Authority, RB, CAB, Senior Lien, Series G (MBIA), 6.17%, 11/15/41 (c)	11,690	1,032,110
Lower Colorado River Authority, Refunding RB & Improvement (MBIA), 5.00%, 5/15/31 (b)	15	16,868
Matagorda County Navigation District No. 1, Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	1,500	1,583,175
Multifamily Housing Revenue Bond Pass-Through Certificates, RB, Series 9, Copperwood Ranch Apartments, AMT, 5.95%, 11/01/35	2,480	2,524,318
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply Revenue:
5.50%, 8/01/23	1,775	1,783,485
5.50%, 8/01/24	1,620	1,624,828
Texas State Turnpike Authority, RB, (AMABC):
CAB, 6.08%, 8/15/35 (c)	60,000	11,178,000
First Tier, Series A, 5%, 8/15/42	2,115	1,852,761

		24,059,107

Washington — 1.9%
Washington Health Care Facilities Authority, Washington, RB:
MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	1,400	1,465,534
Providence Health Care Services, Series A (MBIA), 4.63%, 10/01/34	1,325	1,193,997

		2,659,531

West Virginia — 0.7%
West Virginia State Hospital Finance Authority West Virginia, RB, Refunding & Improvement Charleston A, 5.63%, 9/01/32 (a)	1,000	982,910

Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, RB, Aurora Health Care, 6.40%, 4/15/33	1,350	1,348,245

Wyoming — 0.9%
Sweetwater County, RB, Wyoming Pollution Control Revenue, Refunding, 5.25%, 7/15/26	1,200	1,222,848

Total Municipal Bonds — 153.6%		210,537,600

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value

Colorado — 2.7%
Colorado Health Facilities Authority, RB, Catholic Health, Series C7 (FSA), 5.00%, 9/01/36	$3,750	$3,775,988

Massachusetts — 1.1%
Massachusetts Water Resources Authority, Refunding RB, Series A, 5.00%, 8/01/41	1,450	1,461,745

New York — 2.3%
New York City Municipal Water Finance Authority, RB:
Series FF-2, 5.50%, 6/15/40	405	433,493
Fiscal 2009, Series A, 5.75%, 6/15/40	450	490,828
New York State Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/38	2,199	2,233,781

		3,158,102

Ohio — 2.4%
County of Montgomery, Ohio, RB, Catholic Health, Series C1, (FSA), 5.00%, 10/01/41	1,260	1,218,911
Ohio State Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic, Series A, 5.25%, 01/01/33	2,000	2,040,420

		3,259,331

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.5%		11,655,166

Total Long-Term Investments (Cost — $227,987,534) — 162.1%		222,192,766

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.22% (k)(l)	3,400,718	3,400,718

Total Short-Term Securities (Cost — $3,400,718) — 2.5%		3,400,718

Total Investments (Cost — $231,388,252*) — 164.6%		225,593,484
Liabilities in Excess of Other Assets — (2.0)%		(2,752,476)
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (4.3)%		(5,905,618)
Preferred Shares, at Redemption Value — (58.3)%		(79,905,632)

Net Assets Applicable to Common Shares — 100.0%		$137,029,758

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	21

Schedule of Investments (concluded)	BlackRock Municipal Bond Trust (BBK)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$224,770,976

Gross unrealized appreciation	$9,430,484
Gross unrealized depreciation	(14,507,124)

Net unrealized depreciation	$(5,076,640)

(a)	When-issued security.

Counterparty	Market Value	Unrealized Appreciation

Oppenheimer & Co., Inc.	$310,623	$9,498
Siebert Brandford Shank & Co. LLC	$103,541	$3,166
Morgan Keegan & Co., Inc.	$465,934	$17,970
Securevest Financial Group	$1,192,826	$27,013
Merrill Lynch and Co.	$982,910	$8,710
Piper Jaffray & Co.	$695,607	$15,213
Citigroup Inc.	$1,153,603	$19,105

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Variable rate security. Rate shown is as of report date.

(i)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(j)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(k)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$1,500,291	$51,058

(l)	Represents the current yield as of report date.

•

Effective September 1,2008,the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$3,400,718
Level 2 — Long-Term Investments[1]	222,192,766
Level 3	—

Total	$225,593,484

[1]	See above Schedule of Investments for values in each state or political classification.

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

California — 12.5%
Bay Area Toll Authority California Toll Bridge Revenue, Refunding RB, San Francisco Bay Area, 5.63%, 4/01/44	$720	$764,150
California Health Facilities Financing Authority, California, RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	120	119,822
California Health Facilities Financing Authority, RB, Saint Joseph Health System, Series A, 5.75%, 7/01/39	730	734,840
California State Public Works Board, RB, Department General Services, Buildings 8 & 9, Series A, 6.25%, 4/01/34	1,100	1,139,369
San Diego Public Facilities Financing Authority, RB, Series B, 5.50%, 8/01/39	2,235	2,289,467
San Diego Regional Building Authority, California, RB, County Operations Center & Annex, Series A, 5.38%, 2/01/36	850	871,106

		5,918,754

District of Columbia — 1.9%
District of Columbia Water & Sewer Authority, RB, Series A, 5.25%, 10/01/29	640	672,518
Metropolitan Washington DC Airports Authority Dulles Toll Road Revenue, RB, First Senior Lien, Series A:
5.00%, 10/01/39	80	80,090
5.25%, 10/01/44	125	125,275

		877,883

Florida — 46.8%
Capital Region Community Development District, Florida, Special Assessment, Capital Improvement, Series A, 7.00%, 5/01/39	300	223,728
City of Lakeland Florida, RB, Lakeland Regional Health System, 5.50%, 11/15/12 (a)	3,000	3,414,390
City of Palm Bay Florida, RB, Improvement (MBIA), 5.68%, 10/01/28 (b)	2,445	817,608
County of Miami-Dade Florida, RB, Sub-Series B (MBIA) (b):
5.91%, 10/01/30	10,000	2,533,200
5.78%, 10/01/32	5,410	1,179,921
County of Miami-Dade Florida, Refunding RB, Sub-Series A (MBIA), 5.87%, 10/01/26 (b)	5,500	1,862,520
County of Saint Johns Florida, RB, CAB (AMBAC), 5.40%, 6/01/32 (b)	1,370	351,720
Florida Municipal Loan Council, RB, Series A (MBIA), 5.13%, 5/01/32	3,050	2,968,077
Greater Orlando Aviation Authority, Florida, RB, Series A (FSA), 5.13%, 10/01/32	2,100	2,108,106
Highlands County Health Facilities Authority, RB, Hospital, Adventist, Sunbelt, Series A, 6.00%, 11/15/11 (a)	2,245	2,503,826
Hillsborough County Aviation Authority, Florida, RB, Series D (AGC), 5.50%, 10/01/26	500	537,695
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	820	702,166
New River Community Development District, Special Assessment, Series B, 5.00%, 5/01/13 (c)(d)	750	328,793
Volusia County Educational Facility Authority, Refunding RB, Embry, Riddle Aeronautical (Radian):
5.20%, 10/15/26	1,250	1,166,613
5.20%, 10/15/33	1,610	1,415,206

		22,113,569

Municipal Bonds	Par (000)	Value

Georgia — 2.4%
Municipal Electric Authority of Georgia, RB, General Resolution Projects, Sub-Series D, 6.00%, 1/01/23	$1,000	$1,124,560

Illinois — 2.3%
Illinois Finance Authority, RB, Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	1,000	1,065,530

Indiana — 2.7%
Indiana Municipal Power Agency, Indiana, RB, Indiana Muni Power Agency Series B, 6.00%, 1/01/39	1,190	1,259,591

Kansas — 1.9%
Kansas Development Finance Authority, RB, Adventist Health, 5.50%, 11/15/29	900	915,390

Kentucky — 3.5%
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.75%, 12/01/34	800	857,480
Louisville, Jefferson County Metropolitan Government, RB, Jewish Hospital Saint Mary’s Healthcare, 6.13%, 2/01/37	775	784,850

		1,642,330

Massachusetts — 1.7%
Massachusetts Health & Educational Facilities Authority, RB, Tufts University, 5.38%, 8/15/38	500	531,945
Massachusetts State College Building Authority, RB, Series A, 5.50%, 5/01/39	250	261,617

		793,562

Michigan — 2.4%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 6.00%, 10/15/38	500	525,025
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	530	605,663

		1,130,688

Multi-State — 6.9%
Charter Mac Equity Issuer Trust, 7.20%, 11/15/14 (e)(f)	3,000	3,246,180

Nevada — 2.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,000	1,076,940

New Jersey — 3.3%
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.50%, 12/15/29	750	803,280
New Jersey Transportation Trust Fund Authority, New Jersey, RB, Transportation System, Series A, 5.88%, 12/15/38	695	749,328

		1,552,608

New York — 6.2%
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,022,970
New York State Dormitory Authority, RB, Education, Series B, 5.25%, 3/15/38	1,000	1,041,870
Triborough Bridge & Tunnel Authority, New York, RB, General, Series A-2, 5.38%, 11/15/38	840	883,840

		2,948,680

Pennsylvania — 4.0%
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania, American Water Co. Project, 6.20%, 4/01/39	300	315,237
Pennsylvania Turnpike Commission, RB:
Sub-Series B, 5.25%, 6/01/39	1,000	1,014,550
Sub-Series C (AGC), 6.25%, 6/01/38	500	568,200

		1,897,987

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	23

Schedule of Investments (continued)	BlackRock Municipal Bond Investment Trust (BIE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 3.9%
Puerto Rico HFA, RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	$800	$812,600
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 5.75%, 8/01/37	1,000	1,025,010

		1,837,610

Texas — 5.0%
Conroe ISD, Texas, GO, School Building, Series A, 5.75%, 2/15/35	470	501,058
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.13%, 12/01/31	250	273,612
Houston Texas Airport Systems Revenue, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	315	322,721
Lower Colorado River Authority, Refunding RB, 5.75%, 5/15/28	450	469,710
North Texas Tollway Authority, Refunding RB, System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	750	795,510

		2,362,611

Virginia — 1.8%
Virginia Public School Authority, Virginia, RB, School Financing, 6.50%, 12/01/35	750	852,076

Wyoming — 1.4%
Sweetwater County, Refunding RB, Wyoming PCRB, 5.25%, 7/15/26	655	667,471

Total Municipal Bonds — 112.9%		53,284,020

Municipal Bonds Transferred to Tender Option Bond Trusts (g)

California — 9.4%
California Educational Facilities Authority, RB, University Southern California, Series A, 5.25%, 10/01/39	1,005	1,058,355
Los Angeles Community College District, California, GO, 2008 Election, Series A, 6.00%, 8/01/33	2,079	2,297,769
Los Angeles Unified School District, California, GO, Series I, 5.00%, 1/01/34	200	201,378
University of California, RB, Series O, 5.75%, 5/15/34	810	886,853

		4,444,355

District of Columbia — 3.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30	735	811,932
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	899	951,368

		1,763,300

Florida — 8.6%
Jacksonville Economic Development Commission, RB, Mayo Clinic Jacksonville, Series B, 5.50%, 11/15/36	3,510	3,547,662
Jacksonville Electric Authority, RB, Issue Three, Series Two, River Power Park, 5.00%, 10/01/37	510	506,175

		4,053,837

Illinois — 8.1%
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	1,500	1,680,195
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,124,373

		3,804,568

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Nevada — 3.4%
Clark County Water Reclamation District, GO, Limited Tax, 6.00%, 7/01/38	$1,500	$1,624,875

New Hampshire — 1.3%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	585	622,792

New York — 4.0%
New York City Municipal Water Finance Authority, RB:
Series A, 5.75%, 6/15/40	750	818,047
Series FF-2, 5.50%, 6/15/40	990	1,059,649

		1,877,696

South Carolina — 2.3%
South Carolina State Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,005	1,078,466

Texas — 5.4%
City of San Antonio, Texas, Refunding RB, Series A, 5.25%, 2/01/31	1,050	1,099,773
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	1,450	1,458,845

		2,558,618

Virginia — 1.0%
Fairfax County IDA, Virginia, RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	460	477,154

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.2%		22,305,661

Total Long-Term Investments (Cost — $74,001,255) — 160.1%		75,589,681

Short-Term Securities	Shares

CMA Florida Municipal Money Fund, 0.04% (h)(i)	2	2

Total Short-Term Securities (Cost — $2) — 0.0%		2

Total Investments (Cost — $74,001,257*) — 160.1%		75,589,683
Other Assets Less Liabilities — 2.8%		1,298,016
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (25.1)%		(11,833,689)
Preferred Shares, at Redemption Value — (37.8)%		(17,851,267)

Net Assets Applicable to Common Shares — 100.0%		$47,202,743

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (concluded)	BlackRock Municipal Bond Investment Trust (BIE)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$62,223,265

Gross unrealized appreciation	$3,324,042
Gross unrealized depreciation	(1,779,371)

Net unrealized appreciation	$1,544,671

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Non-income producing security.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)

Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(g)

Securities represent bonds transferred to tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(h)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

CMA Florida Municipal Money Fund	$(2,268,185)	$24,707
FFI Institutional Tax-Exempt Fund	—	$2,006

(i)	Represents the current yield as of report date.

•

Effective September 1, 2008, the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$2
Level 2 — Long-Term Investments[1]	75,589,681
Level 3	—

Total	$75,589,683

[1]	See above Schedule of Investments for values in each state or political classification.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	25

Schedule of Investments August 31, 2009	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Arizona — 3.7%
Pima County IDA, RB, American Charter Schools Foundation, Series A, 5.63%, 7/01/38	$2,525	$1,730,231
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	5,635	4,850,890
5.00%, 12/01/37	5,270	4,394,706

		10,975,827

California — 18.5%
Agua Caliente Band of Cahuilla Indians, RB, 6.00%, 7/01/18 (a)	2,250	1,973,700
Bay Area Toll Authority California Toll Bridge Revenue, Refunding RB, San Francisco Bay Area, 5.63%, 4/01/44	2,480	2,632,074
California County Tobacco Securitization Agency, RB, CAB, Stanislaus, Sub-Series C, 6.30%, 6/01/55 (b)	9,710	112,248
California HFA, RB, Home Mortgage:
Series G, AMT, 5.50%, 8/01/42	9,620	9,354,007
Series K, AMT, 5.50%, 2/01/42	3,540	3,473,554
California Statewide Communities Development Authority, RB, Health Facilities, Memorial Health Services, Series A, 5.50%, 10/01/33	5,000	4,888,800
Los Angeles Unified School District, California, GO:
Series D, 5.00%, 7/01/27	2,375	2,445,537
Series I, 5.00%, 7/01/26	1,250	1,296,125
Series I, 5.00%, 7/01/27	1,750	1,801,975
San Francisco City & County Redevelopment Agency, Special Tax, No. 6, Mission Bay South Pub, 6.63%, 8/01/27	3,120	3,143,930
State of California, GO, Various Purpose:
5.00%, 6/01/32	3,800	3,674,410
6.50%, 4/01/33	10,670	11,799,206
5.00%, 6/01/34	2,700	2,598,912
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	5,755	5,665,913

		54,860,391

Colorado — 3.0%
City of Colorado Springs Colorado, RB, Subordinate Lien, Improvement, Series C (FSA), 5.00%, 11/15/45	1,375	1,385,835
Colorado Health Facilities Authority, RB, Series C (FSA), 5.25%, 3/01/40	2,000	2,018,320
Northwest Parkway Public Highway Authority, Colorado, RB, Senior, Series A (FSA), 5.25%, 6/15/11 (c)	4,000	4,367,040
Park Creek Metropolitan District, Colorado, Refunding RB, Senior, Limited Tax Property Tax, 5.50%, 12/01/37	1,375	1,177,619

		8,948,814

District of Columbia — 6.7%
District of Columbia Tobacco Settlement Financing Corp., RB, Asset Backed Bonds:
6.50%, 5/15/33	7,500	6,906,150
6.75%, 5/15/40	11,500	10,688,100
District of Columbia, RB, Friendship Public Charter School Inc. (ACA), 5.25%, 6/01/33	1,265	823,211
Metropolitan Washington DC Airports Authority Dulles Toll Road Revenue, RB, First Senior Lien:
Series A, 5.00%, 10/01/39	550	550,622
Series A, 5.25%, 10/01/44	865	866,903

		19,834,986

Municipal Bonds	Par (000)	Value

Florida — 9.3%
City of Leesburg Florida, RB, Leesburg Regional Medical Center Project, 5.50%, 7/01/32	$2,650	$2,258,595
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/38	2,855	2,692,722
County of Orange Florida, Refunding RB (Syncora), 4.75%, 10/01/32	2,005	1,894,745
Live Oak Community Development District No. 1, Special Assessment, Series A, 6.30%, 5/01/34	3,115	3,103,070
Miami Beach Health Facilities Authority, Refunding RB, Mount Sinai Medical Center Florida, 6.75%, 11/15/21	5,275	4,516,982
Orange County Health Facilities Authority, RB, Hospital, Adventist Health System, 5.63%, 11/15/12 (c)	6,850	7,646,107
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35	1,990	1,431,865
Sumter County IDA, RB, North Sumter Utility Co., LLC Project, AMT, 6.90%, 10/01/34	4,340	3,864,596

		27,408,682

Georgia — 2.0%
Milledgeville & Baldwin County Development Authority, RB, Georgia College & State University Foundation, 5.63%, 9/01/14 (c)	5,000	5,943,850

Guam — 1.3%
Territory of Guam, GO, Series A:
5.75%, 11/15/14	550	547,899
6.00%, 11/15/19	695	685,194
6.75%, 11/15/29	1,220	1,225,905
Series A, 7.00%, 11/15/39	1,260	1,263,452

		3,722,450

Illinois — 9.9%
CenterPoint Intermodal Center Program Trust, TAN, 144A, 10.00%, 6/15/23 (a)	2,470	1,297,367
Illinois Finance Authority, RB, Friendship Village Schaumburg, Series A, 5.63%, 2/15/37	910	631,322
Illinois Finance Authority, RB:
MJH Education Assistance IV, Sub-Series B, 5.38%, 6/01/35 (d)(e)	900	88,434
Monarch Landing Inc. Facilities, Series A, 7.00%, 12/01/37	1,585	820,301
Northwestern Memorial Hospital, Series A, 5.50%, 8/15/14 (c)	1,880	2,186,064
Illinois Health Facilities Authority, Refunding RB, Elmhurst Memorial Healthcare, 5.50%, 1/01/22	8,000	7,594,080
Illinois Municipal Electric Agency, RB (MBIA), 4.50%, 2/01/35	2,445	2,247,028
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30 (f)	15,000	14,421,750

		29,286,346

Indiana — 1.2%
Indiana Health Facility Financing Authority, Indiana, RB, Ascension, Series F, 5.38%, 11/15/25	2,095	2,158,709
Indiana Municipal Power Agency, Indiana, RB, Indiana Muni Power Agency, Series B, 6.00%, 1/01/39	1,200	1,270,176

		3,428,885

Maryland — 0.3%
Maryland Health & Higher Educational Facilities Authority, RB, Union Hospital of Cecil County Issue, 5.63%, 7/01/32	1,000	996,730

Michigan — 0.6%
Michigan State Hospital Finance Authority, Michigan, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	2,305	1,857,023

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Missouri — 1.6%
370 Missouri Bottom Road Taussig Road Transportation Development District Hazelwood, RB, 7.20%, 5/01/33	$6,000	$4,845,900

Multi-State — 4.3%
Charter Mac Equity Issuer Trust (a)(g):
6.00%, 5/15/15	5,000	5,144,750
5.75%, 5/15/15	1,000	1,018,050
6.00%, 5/15/19	3,500	3,594,360
6.30%, 5/15/19	3,000	3,095,460

		12,852,620

Nevada — 0.9%
County of Clark Nevada, Refunding RB, Alexander Dawson School, Nevada Project, 5.00%, 5/15/29	2,855	2,740,714

New Jersey — 11.5%
New Jersey EDA, RB, Cigarette Tax:
5.75%, 6/15/34	3,810	3,473,044
(Radian), 5.50%, 6/15/31	9,000	8,015,490
New Jersey EDA, RB, Continental Airlines Inc. Project, AMT, 7.20%, 11/15/30	10,100	8,980,011
New Jersey EDA, RB, Kapkowski Road Landfill, Series B, AMT, 6.50%, 4/01/31	10,000	7,598,400
New Jersey EDA, Special Assessment, Refunding RB, Kapkowski Road Landfill Project, 6.50%, 4/01/28	7,475	6,101,842

		34,168,787

New Mexico — 2.1%
New Mexico Housing Authority, RB, Villa Del Oso Apartments Project, Series A, 6.00%, 1/01/13 (c)	5,200	6,077,396

New York — 4.2%
Albany Industrial Development Agency, RB, New Covenant Charter School Project, Series A, 7.00%, 5/01/35	985	618,600
New York City Industrial Development Agency, RB, American Airlines, JFK International Airport, AMT, 7.75%, 8/01/31	6,700	5,691,047
New York City Transitional Finance Authority, RB, Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,100	1,021,757
New York Liberty Development Corp., RB, Goldman Sachs Headquarters, 5.25%, 10/01/35	1,225	1,192,709
Port Authority of New York & New Jersey, RB, Continental, Eastern Project, LaGuardia, AMT, 9.00%, 12/01/10	3,980	3,981,751

		12,505,864

North Carolina — 1.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority, North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	7,500	4,283,400

Ohio — 0.3%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior, Turbo, Series A-2, 6.50%, 6/01/47	1,190	954,975

Oklahoma — 1.2%
Tulsa Municipal Airport Trust Trustees, Oklahoma, Refunding RB, Series A, AMT, 7.75%, 6/01/35 (h)	3,925	3,477,275

Pennsylvania — 5.6%
Monroe County Hospital Authority, Pennsylvania, RB, Hospital, Pocono Medical Center, 6.00%, 1/01/14 (c)	5,000	5,785,500
Pennsylvania Economic Development Financing Authority, RB:
Amtrak Project, Series A, AMT, 6.38%, 11/01/41	5,175	4,707,956
Reliant Energy, Series A-12-22-04, AMT, 6.75%, 12/01/36	6,130	5,952,475

		16,445,931

Municipal Bonds	Par (000)	Value

Puerto Rico — 2.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	$6,100	$6,590,196

South Carolina — 6.1%
County of Greenwood South Carolina, RB, Facilities, Self Memorial Hospital:
5.50%, 10/01/26	3,280	3,170,612
5.50%, 10/01/31	3,250	3,018,665
South Carolina Jobs-EDA, RB:
Georgetown Memorial Hospital (Radian), 5.38%, 2/01/30	3,750	3,358,312
Palmetto Health, Series C, 6.88%, 8/01/13 (c)	550	653,532
Palmetto Health, Series C, 6.88%, 8/01/13 (c)	4,450	5,287,668
South Carolina Jobs-EDA, Refunding RB, Palmetto Health Alliance, Series A, 6.25%, 8/01/31	2,640	2,521,807

		18,010,596

Tennessee — 3.7%
Knox County Health Educational & Housing Facilities Board, Tennessee, RB, CAB, Refunding & Improvement, Series A (FSA), 5.77%, 1/01/21 (b)	20,405	10,990,745

Texas — 23.2%
Brazos River Authority, Refunding RB:
TXU Electric Co. Project, Series A, AMT, 8.25%, 10/01/30	2,400	1,250,544
TXU Electric Co. Project, Series C, AMT, 5.75%, 5/01/36	2,400	1,947,576
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	9,145	10,312,451
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	10,000	9,520,200
Harris County-Houston Sports Authority, Refunding RB, Third Lien, Series A-3 (MBIA), 5.96%, 11/15/36 (b)	25,375	3,257,135
Houston Texas Airport Systems Revenue, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,675	1,716,054
Lower Colorado River Authority, Refunding RB & Improvement (MBIA):
5.00%, 5/15/13 (c)	30	33,737
5.00%, 5/15/31	1,270	1,256,640
Lower Colorado River Authority, Refunding RB, Series A (MBIA), 5.00%, 5/15/13 (c)	5	5,623
North Texas Tollway Authority, Refunding RB, Second Tier, Series F, 6.13%, 1/01/31	6,790	6,901,356
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply Revenue, 5.50%, 8/01/24	3,600	3,610,728
Texas State Turnpike Authority, RB, CAB (AMBAC) (b):
6.08%, 8/15/36	58,370	10,192,569
6.09%, 8/15/37	65,000	10,581,350
6.09%, 8/15/38	27,100	4,111,341
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.00%, 8/15/42	4,575	4,007,746

		68,705,050

Virginia — 3.1%
Halifax County IDA, Refunding RB, Old Dominion Electric Coop Project, AMT (AMBAC), 5.63%, 6/01/28	9,000	9,192,510

Washington — 2.1%
County of King Washington, Refunding RB (FSA), 5.00%, 1/01/36	1,960	1,997,142
Washington Health Care Facilities Authority, Washington, RB, Providence Health Care Services, Series A (MBIA), 4.63%, 10/01/34	4,820	4,343,447

		6,340,589

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	27

Schedule of Investments (continued)	BlackRock Municipal Income Trust II (BLE)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, RB, Aurora Health Care, 6.40%, 4/15/33	$3,930	$3,924,891

Wyoming — 1.7%
Sweetwater County, Refunding RB, Wyoming Pollution Control Revenue, 5.25%, 7/15/26	3,355	3,418,879
Wyoming Municipal Power Agency, Wyoming, RB:
Series A, 5.50%, 1/01/33	800	811,144
Series A, 5.50%, 1/01/38	750	755,918

		4,985,941

Total Municipal Bonds — 133.1%		394,357,364

Municipal Bonds Transferred to Tender Option Bond Trusts (i)

Alabama — 0.8%
Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/36	2,519	2,515,075

California — 2.5%
California Educational Facilities Authority, RB, University Southern California, Series A, 5.25%, 10/01/39	2,850	3,001,307
Los Angeles Community College District, California, GO, Election 2001, Series A (FSA), 5.00%, 8/01/32	2,530	2,564,560
San Diego Community College District, California, GO, Election of 2002, 5.25%, 8/01/33	1,840	1,911,791

		7,477,658

Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health:
Series C-3 (FSA), 5.10%, 10/01/41	4,230	4,256,184
Series C-7 (FSA), 5.00%, 9/01/36	2,710	2,728,780

		6,984,964

Connecticut — 3.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series X-3, 4.85%, 7/01/37	5,130	5,266,201
Series T-1, 4.70%, 7/01/29	5,170	5,389,828

		10,656,029

Georgia — 1.6%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	4,638	4,770,549

Massachusetts — 1.1%
Massachusetts Water Resources Authority, Refunding RB, Series A, 5.00%, 8/01/41	3,150	3,175,515

New Hampshire — 0.8%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39	2,219	2,363,412

New York — 1.6%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	1,710	1,830,303
New York State Environmental Facilities Corp., RB, Revolving Funds, New York City Municipal Water Project, Series B, 5.00%, 6/15/31	2,850	2,899,476

		4,729,779

Virginia — 3.4%
University of Virginia, Refunding RB, 5.00%, 6/01/40	5,910	6,134,403
Virginia HDA, RB, Series H, Sub-Series H1 (MBIA), 5.35%, 7/01/31	3,750	3,783,563

		9,917,966

Municipal Bonds	Par (000)	Value

Washington — 3.9%
Central Puget Sound Regional Transportation Authority, Washington, RB, Series A (FSA), 5.00%, 11/01/32	$3,029	$3,098,504
State of Washington, GO, Series E, 5.00%, 2/01/34	8,113	8,440,736

		11,539,240

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.7%		64,130,187

Total Long-Term Investments (Cost — $480,622,822) — 154.8%		458,487,551

Short-Term Securities

Michigan — 2.2%
Michigan State, HDA, Revenue Refunding Bonds, VRDN, AMT, Series B, 3.50%, 9/07/09 (j)	6,500	6,500,000

	Shares

Money Market — 4.7%
FFI Institutional Tax-Exempt Fund, 0.22% (k)(l)	13,805,067	13,805,067

Total Short-Term Securities (Cost — $20,305,067) — 6.9%		20,305,067

Total Investments (Cost — $500,927,889*) — 161.7%		478,792,618
Other Assets Less Liabilities — 1.4%		4,181,053
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (12.0)%		(35,592,273)
Preferred Shares, at Redemption Value — (51.1)%		(151,311,897)

Net Assets Applicable to Common Shares — 100.0%		$296,069,501

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$464,547,709

Gross unrealized appreciation	$12,093,213
Gross unrealized depreciation	(33,411,493)

Net unrealized depreciation	$(21,318,280)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)

Security represents a beneficial interest in a trust. The collateral deposited into the Trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity, and is subject to mandatory redemption at maturity.

(h)	Variable rate security. Rate shown is as of report date.

(i)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (concluded)	BlackRock Municipal Income Trust II (BLE)

(j)

Security may have a maturity of more than one year at the time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(k)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$11,104,046	$101,551

(l)	Represents the current yield as of report date.

•

Effective September 1,2008,the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$13,805,067
Level 2:
Long-Term Investments[1]	458,487,551
Short-Term Securities	6,500,000

Total Level 2	464,987,551

Level 3	—

Total	$478,792,618

[1]	See above Schedule of Investments for values in each state or political classification.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	29

Schedule of Investments August 31, 2009	BlackRock MuniHoldings Insured Investment Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.0%

Health — 2.0%
Birmingham Alabama Special Care Facilities Financing Authority, RB, Health Care Facilities, Children’s Hospital (AGC), 6.00%, 6/01/39 (a)	$9,995	$10,348,923

Total Municipal Bonds in Alabama		10,348,923

California — 4.7%

County/City/Special District/School District — 1.3%
Los Angeles Municipal Improvement Corp., RB, Real Property, Series B (AGC), 5.50%, 4/01/39	2,930	2,976,734
Los Angeles Unified School District, California, GO, Series D, 5.25%, 7/01/25	3,485	3,707,726

		6,684,460

Transportation — 1.3%
County of Sacramento California, RB, Senior, Series A (AGC), 5.50%, 7/01/41	6,600	6,619,140

Utilities — 2.1%
Manteca Financing Authority, California, RB, Manteca Sewer (AGC):
5.75%, 12/01/36	3,285	3,432,168
5.63%, 12/01/33	2,450	2,555,448
San Diego Public Facilities Financing Authority, RB, Series B (AGC), 5.38%, 8/01/34	4,690	4,880,320

		10,867,936

Total Municipal Bonds in California		24,171,536

Colorado — 1.2%

Health — 1.2%
Colorado Health Facilities Authority, RB, Hospital, NCMC Inc. Project, Series B (FSA), 6.00%, 5/15/26	5,925	6,338,091

Total Municipal Bonds in Colorado		6,338,091

District of Columbia — 0.4%

Education — 0.4%
District of Columbia, RB, Georgetown University, Series D, 5.50%, 4/01/36	1,730	1,819,527

Total Municipal Bonds in District of Columbia		1,819,527

Florida — 79.6%

County/City/Special District/School District — 20.9%
Alachua County School Board, RB (AMBAC), 5.25%, 7/01/29	3,075	3,108,733
City of Cape Coral Florida, RB (MBIA), 5.00%, 10/01/30	1,220	1,212,094
City of Jacksonville Florida, Refunding RB, Improvement (MBIA), 5.25%, 10/01/32	7,305	7,358,327
City of Leesburg Florida, RB (MBIA):
5.25%, 10/01/27	1,605	1,634,275
5.25%, 10/01/34	3,425	3,410,649
City of Orlando Florida, RB, Senior, 6th Cent Contract Payments, Series A (AGC), 5.25%, 11/01/38	8,115	8,194,852

Municipal Bonds	Par (000)	Value

Florida (continued)

County/City/Special District/School District (concluded)
Clay County School Board, COP, Master Lease Program (MBIA), 5.75%, 7/01/10 (b)	$1,320	$1,392,296
County of Lee Florida, RB (AMBAC), 5.25%, 10/01/23	4,225	4,284,953
County of Miami-Dade Florida, GO, Parks Program (MBIA), 6.00%, 11/01/24	6,705	6,798,132
County of Osceola Florida, RB:
(AMBAC), 5.38%, 10/01/18	3,155	3,378,342
Series A (MBIA), 5.50%, 10/01/27	5,560	5,654,131
County of Saint Johns Florida, RB, Transportation Improvement (AMBAC), 5.13%, 10/01/32	3,250	3,265,893
County of Taylor Florida, RB (FGIC), 6.00%, 10/01/10 (b)	3,835	4,066,481
Hernando County School Board, COP (MBIA), 5.00%, 7/01/30	1,765	1,722,481
Miami-Dade County IDA, RB, BAC Funding Corp. Project, Series A (AMBAC), 5.25%, 10/01/20	3,280	3,442,393
Orange County School Board, COP (AMBAC), 5.50%, 8/01/25	1,300	1,351,597
Palm Beach County School Board, Florida, COP:
Series A (FGIC), 6.00%, 8/01/10 (b)	5,070	5,380,639
Series A (FGIC), 6.25%, 8/01/10 (b)	13,205	14,044,310
Series B (AMBAC), 5.38%, 8/01/17	6,115	6,322,237
Saint Lucie County School Board, COP (FSA):
6.25%, 7/01/10 (b)	4,055	4,295,015
Series A, 5.50%, 7/01/18	1,495	1,589,140
Series C, 5.50%, 7/01/18	1,170	1,243,675
Village Center Community Development District Recreational Revenue, RB, (MBIA):
5.25%, 10/01/23	2,875	2,737,374
Series A, 5.38%, 11/01/34	10,775	9,536,414
Series A, 5.13%, 11/01/36	1,750	1,475,618

		106,900,051

Education — 6.4%
Broward County Educational Facilities Authority, RB, Educational Facilities, Nova Southeastern (AGC), 5.00%, 4/01/31	7,900	7,848,097
City of Tallahassee Florida, RB, Florida State University Project, Series A (MBIA):
5.25%, 8/01/23	2,800	2,838,052
5.38%, 8/01/26	1,000	1,020,230
Florida Higher Educational Facilities Financial Authority, RB, Flagler College Inc. Project (Syncora), 5.25%, 11/01/36	12,000	10,436,880
Florida State Board of Regents, RB, University Central Florida (MBIA), 5.25%, 10/01/26	1,650	1,665,790
Saint Johns County IDA, Refunding RB, Professional Golf Project (MBIA):
5.50%, 9/01/15	1,275	1,317,394
5.50%, 9/01/16	1,345	1,381,826
5.50%, 9/01/17	1,420	1,450,644
5.50%, 9/01/18	1,500	1,524,405

Volusia County IDA, RB, Student Housing, Stetson University Project, Series A (CIFG):
5.00%, 6/01/25	2,075	1,925,144
5.00%, 6/01/35	1,740	1,465,898

		32,874,360

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Investment Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (continued)

Health — 5.3%
Jacksonville Health Facilities Authority, RB, Baptist Medical Center (FSA), 5.00%, 8/15/37	$9,255	$9,199,562
Orange County Health Facilities Authority, RB, Hospital, Orlando Regional Healthcare:
6.00%, 12/01/12 (b)	9,220	10,565,843
Series A (MBIA), 6.25%, 10/01/18	5,000	5,451,550
South Lake County Hospital District, RB, South Lake Hospital Inc, 5.80%, 10/01/34	1,750	1,638,228

		26,855,183

Housing — 4.0%
Escambia County HFA, RB, Multi-County Program, Series A, AMT (MBIA):
6.30%, 10/01/20	80	81,502
6.38%, 10/01/26	305	310,871
Florida HFA, RB, Homeowner Mortgage, Series 2, AMT (MBIA):
5.75%, 7/01/14	845	846,158
5.90%, 7/01/29	7,860	7,938,128
Florida Housing Finance Corp., RB, Homeowner Mortgage:
Series 4, AMT (FSA), 6.25%, 7/01/22	565	582,617
Series 11, AMT (FSA), 5.95%, 1/01/32	5,880	5,888,996
Florida Housing Finance Corp., RB, Housing, Waverly Apartments, Series C-1, AMT (FSA), 6.30%, 7/01/30	2,055	2,103,888
Lee County HFA, RB, Multi-County Program, Series A-1, AMT (GNMA), 7.20%, 3/01/33	60	60,924
Lee County HFA, RB, Series A-2, AMT (GNMA), 6.30%, 3/01/29	200	203,756
Manatee County HFA, Refunding RB, S/F, Sub-Series 1, AMT (GNMA), 6.25%, 11/01/28	305	310,633
Miami-Dade County HFA, Florida, RB, Mortgage, Marbrisa Apartments Project, Series 2A, AMT (FSA), 6.00%, 8/01/26	2,185	2,232,043

		20,559,516

State — 1.0%
Florida Municipal Loan Council, RB, Series B (MBIA):
5.38%, 11/01/25	1,285	1,291,810
5.38%, 11/01/30	3,650	3,661,169

		4,952,979

Transportation — 22.6%
County of Lee Florida, RB, Series A, AMT (FSA), 6.00%, 10/01/29	19,925	20,152,543
County of Miami-Dade Florida, RB, Miami International Airport, Series A, AMT (FSA):
6.00%, 10/01/24	1,000	1,010,560
6.00%, 10/01/29	8,000	8,037,360
5.50%, 10/01/41	11,400	11,083,308
County of Miami-Dade Florida, RB, Series A, AMT (FSA):
5.00%, 10/01/33	10,010	9,049,240
5.13%, 10/01/35	11,105	10,353,858
Hillsborough County Aviation Authority, Florida, RB, Series C, AMT (AGC), 5.75%, 10/01/26	2,875	2,963,004
Jacksonville Port Authority, RB, AMT:
(AGC), 6.00%, 11/01/38	7,740	7,816,858
(MBIA), 5.63%, 11/01/26	1,870	1,854,610
Miami-Dade County Expressway Authority, Florida, RB, Series B (MBIA), 5.25%, 7/01/27	8,995	9,151,603
Miami-Dade County Expressway Authority, Florida, Refunding RB (MBIA), 5.13%, 7/01/25	12,250	12,395,530

Municipal Bonds	Par (000)	Value

Florida (concluded)

Transportation (concluded)
Miami-Dade County IDA, RB, Airis Miami II LLC Project, AMT (AMBAC), 6.00%, 10/15/19	$5,100	$4,938,228
Orlando & Orange County Expressway Authority, RB, Series B (AMBAC):
5.00%, 7/01/30	1,750	1,758,365
5.00%, 7/01/35	15,105	14,974,040

		115,539,107

Utilities — 19.4%
City of Jacksonville Florida, RB, United Water Florida Project, AMT (AMBAC), 6.35%, 8/01/25	1,500	1,500,165
City of Miami Beach Florida, RB (MBIA):
5.75%, 9/01/16	1,630	1,704,703
5.25%, 9/01/20	1,000	1,036,000
5.25%, 9/01/25	4,400	4,448,180
5.38%, 9/01/30	1,910	1,921,670
City of Miami Beach Florida, RB, Water and Sewer Revenue (AMBAC):
5.63%, 9/01/18	2,690	2,803,007
5.75%, 9/01/25	10,600	10,868,286
City of Panama City Florida, RB, Series B (MBIA), 5.25%, 10/01/22	3,000	3,057,420
City of Port Saint Lucie Florida, RB (MBIA):
5.25%, 9/01/26	1,280	1,292,314
5.25%, 9/01/27	1,345	1,354,402
County of Miami-Dade Florida, RB:
(FSA), 5.50%, 10/01/15	2,945	3,166,022
(FSA), 5.50%, 10/01/16	3,105	3,338,030
(MBIA), 5.25%, 10/01/30	365	369,336
County of Nassau Florida, RB (MBIA), 5.13%, 9/01/33	2,675	2,626,101
County of Saint Johns Florida, RB (FSA):
5.00%, 10/01/31	3,200	3,231,648
5.00%, 10/01/35	1,320	1,321,320
5.00%, 10/01/37	7,285	7,251,999
Emerald Coast Utilities Authority, RB, System (MBIA):
5.25%, 1/01/26	1,130	1,159,888
5.25%, 1/01/36	1,395	1,375,317
Saint Lucie West Services District, RB (MBIA):
5.25%, 10/01/34	1,720	1,712,793
5.00%, 10/01/38	4,750	4,492,597
Saint Lucie West Services District, RB, Senior Lien (MBIA), 6.00%, 10/01/22	3,250	3,394,918
Sunrise Florida Excise Tax & Special Assessment, Refunding RB (AMBAC), 5.20%, 10/01/22	2,250	2,349,742
Tampa Bay Florida Water Utility System Revenue, RB (FGIC), 6.00%, 10/01/11 (b)	30,335	33,547,477

		99,323,335

Total Municipal Bonds in Florida		407,004,531

Georgia — 2.5%

Transportation — 1.9%
City of Atlanta Georgia, RB, General, Subordinate Lien, Series C (FSA), 5.00%, 1/01/33	9,700	9,773,817

Utilities — 0.6%
County of Fulton Georgia, RB (MBIA), 5.25%, 1/01/35	3,000	3,032,160

Total Municipal Bonds in Georgia		12,805,977

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	31

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Investment Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois — 3.1%

Education — 0.8%
Chicago Board of Education, Illinois, GO, Chicago School Reform Board, Series A (MBIA), 5.50%, 12/01/26	$3,745	$4,171,556

Transportation — 1.4%
Chicago Transit Authority, RB, Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	6,315	7,152,495

Utilities — 0.9%
City of Chicago Illinois, Refunding RB, Second Lien (MBIA), 5.50%, 1/01/30	4,075	4,338,286

Total Municipal Bonds in Illinois		15,662,337

Indiana — 2.5%

Utilities — 2.5%
Indianapolis Local Public Improvement Bond Bank, RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	12,140	12,605,812

Total Municipal Bonds in Indiana		12,605,812

Iowa — 1.1%

Health — 1.1%
Iowa Finance Authority, RB, Iowa Health System (AGC), 5.25%, 2/15/29	5,500	5,532,450

Total Municipal Bonds in Iowa		5,532,450

Kentucky — 1.3%

State — 0.8%
Kentucky State Property & Buildings Commission, Kentucky, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/28	4,000	4,269,200

Utilities — 0.5%
Kentucky Municipal Power Agency, RB, Prairie State Project, Series A (MBIA), 5.25%, 9/01/42	2,570	2,632,348

Total Municipal Bonds in Kentucky		6,901,548

Louisiana — 1.5%

State — 1.2%
Louisiana State Citizens Property Insurance Corp., RB, Series C-3 (AGC), 6.13%, 6/01/25	5,475	6,069,968

Transportation — 0.3%
New Orleans Aviation Board, Louisiana, Refunding RB, Restructuring Garbs:
Series A-1 (AGC), 6.00%, 1/01/23	500	542,715
Series A-2 (AGC), 6.00%, 1/01/23	720	781,510

		1,324,225

Total Municipal Bonds in Louisiana		7,394,193

Michigan — 12.2%

Health — 1.3%
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	5,780	6,605,153

Municipal Bonds	Par (000)	Value

Michigan (concluded)

State — 0.4%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I (AGC):
5.25%, 10/15/24	$775	$793,910
5.25%, 10/15/25	1,435	1,461,992

		2,255,902

Utilities — 10.5%
City of Detroit Michigan, RB, Second Lien:
Senior Lien, Series B (FSA), 7.50%, 7/01/33	2,220	2,620,244
Senior Lien, Series C-1 (FSA), 7.00%, 7/01/27	7,555	8,745,441
Series A (FGIC), 5.50%, 7/01/36	20,540	20,926,768
Series B (FSA), 6.25%, 7/01/36	6,320	6,710,260
Series B (FSA), 7.00%, 7/01/36	850	954,006
Series B (MBIA), 5.50%, 7/01/29	7,490	7,382,743
Series E (FGIC), 5.75%, 7/01/31	6,000	6,291,480

		53,630,942

Total Municipal Bonds in Michigan		62,491,997

Minnesota — 2.2%

Health — 2.2%
City of Minneapolis Minnesota, RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	9,900	11,147,400

Total Municipal Bonds in Minnesota		11,147,400

New Jersey — 2.3%

Health — 1.3%
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	6,500	6,713,850

State — 1.0%
New Jersey EDA, RB, School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	4,350	4,823,846

Total Municipal Bonds in New Jersey		11,537,696

New York — 4.7%

County/City/Special District/School District — 2.0%
New York City Transitional Finance Authority, RB, Fiscal 2009:
Series S-3, 5.25%, 1/15/39	5,625	5,754,206
Series S-4 (AGC), 5.50%, 1/15/29	4,000	4,277,640

		10,031,846

State — 2.7%
New York State Dormitory Authority, RB, Education, Series B, 5.25%, 3/15/38	13,500	14,065,245

Total Municipal Bonds in New York		24,097,091

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock MuniHoldings Insured Investment Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 1.4%

State — 1.4%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	$6,610	$7,088,961

Total Municipal Bonds in Puerto Rico		7,088,961

Texas — 11.6%

County/City/Special District/School District — 1.2%
City of Dallas Texas, Refunding RB & Improvement (AGC), 5.25%, 8/15/38	4,000	4,074,440
Lubbock Copper Texas Independent School District, GO, School Building (AGC), 5.75%, 2/15/42	1,985	2,080,637

		6,155,077

Health — 0.7%
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/35	1,500	1,642,575
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC), 6.50%, 7/01/37	1,770	1,925,990

		3,568,565

Transportation — 2.7%
North Texas Tollway Authority, Refunding RB, System, First Tier:
Series A (AGC), 5.75%, 1/01/40	7,000	7,368,340
Series K-1 (AGC), 5.75%, 1/01/38	6,400	6,788,352

		14,156,692

Utilities — 7.0%
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	12,700	14,321,282
6.00%, 11/15/36	9,435	10,635,415
City of Houston Texas, Refunding RB, First Lien, Series A (AGC), 5.38%, 11/15/38	5,000	5,193,050
Lower Colorado River Authority, Refunding RB (AGC), 5.50%, 5/15/36	5,325	5,523,197

		35,672,944

Total Municipal Bonds in Texas		59,553,278

Virginia — 1.0%

State — 1.0%
Virginia Public School Authority, Virginia, RB, School Financing, 6.50%, 12/01/35	4,300	4,885,230

Total Municipal Bonds in Virginia		4,885,230

Total Municipal Bonds — 135.3%		691,386,578

Municipal Bonds Transferred to Tender Option Bond Trusts (c)

California — 0.5%

Education — 0.5%
Los Angeles Unified School District, California, GO, Series I, 5.00%, 1/01/34	2,400	2,416,536

Total Municipal Bonds Transferred to Tender Option Bonds in California		2,416,536

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

District of Columbia — 0.7%

Utilities — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35	$3,381	$3,717,978

Total Municipal Bonds Transferred to Tender Option Bonds in District of Columbia		3,717,978

Florida — 9.6%

County/City/Special District/School District — 4.0%
Polk County School Board, COP, Master Lease, Series A (FSA), 5.50%, 1/01/25	9,890	10,119,250
City of Jacksonville, Florida, RB, Better Jacksonville (MBIA), 5.00%, 10/01/27	10,000	10,173,000

		20,292,250

Housing — 2.4%
Manatee County HFA, RB, Series A, AMT (GNMA), 5.90%, 9/01/40	4,253	4,288,613
Lee County HFA, RB, Multi-County Program, Series A-2, AMT (GNMA), 6.00%, 9/01/40	7,620	8,232,572

		12,521,185

Transportation— 2.0%
Hillsborough County Aviation Authority, Florida, RB, Series A, AMT (AGC), 5.50%, 10/01/38	10,657	10,429,328

Utilities — 1.2%
Jacksonville Electric Authority, RB, Issue Three, Series Two, River Power Park, 5.00%, 10/01/37	6,080	6,034,400

Total Municipal Bonds Transferred to Tender Option Bonds in Florida		49,277,163

Kentucky — 0.1%

State — 0.1%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	404	433,187

Total Municipal Bonds Transferred to Tender Option Bonds in Kentucky		433,187

Nevada — 2.7%

County/City/Special District/School District — 2.7%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	8,000	8,666,000
Series B, 5.50%, 7/01/29	5,008	5,373,848

		14,039,848

Total Municipal Bonds Transferred to Tender Option Bonds in Nevada		14,039,848

New York — 1.1%

County/City/Special District/School District — 1.1%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	4,994	5,346,412

Total Municipal Bonds Transferred to Tender Option Bonds in New York		5,346,412

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	33

Schedule of Investments (concluded)	BlackRock MuniHoldings Insured Investment Fund (MFL)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value

Texas — 2.5%

Utilities — 2.5%
City of San Antonio, Texas, Refunding RB, Series A, 5.25%, 2/01/31	$12,027	$12,600,254

Total Municipal Bonds Transferred to Tender Option Bonds in Texas		12,600,254

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 17.2%		87,831,378

Total Long-Term Investments (Cost — $764,520,302) — 152.5%		779,217,956

Short-Term Securities

New York — 4.8%

Metropolitan Transportation Authority, Refunding RB, VRDN, Series D-1 (FSA), 0.50%, 9/07/09 (d)	24,900	24,900,000

	Shares

Money Market — 5.3%

FFI Institutional Tax-Exempt Fund, 0.22% (e)(f)	27,005,779	27,005,779

Total Short-Term Securities (Cost — $51,905,779) — 10.1%		51,905,779

Total Investments (Cost — $816,426,081*) — 162.6%		831,123,735
Other Assets Less Liabilities — 0.4%		2,056,737
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (9.3)%		(47,500,554)
Preferred Shares, at Redemption Value — (53.7)%		(274,667,253)

Net Assets Applicable to Common Shares — 100.0%		$511,012,665

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$769,063,934

Gross unrealized appreciation	$31,908,396
Gross unrealized depreciation	(17,212,014)

Net unrealized appreciation	$14,696,382

(a)	When-issued security.

	Market	Unrealized
Counterparty	Value	Appreciation

Wells Fargo Bank NA	$724,787	$11,371
Siebert Brandford Shank & Co. LLC	$4,100,224	$64,325
Morgan Keegan & Co., Inc.	$3,763,715	$59,046
Raymond C Forbes & Co., Inc.	$1,760,197	$27,614

(b)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)

Securities represent bonds transferred to tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(d)

Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net
Affiliate	Activity	Income

CMA Florida Municipal Money Fund	$(1,473,234)	$112,978
FFI Institutional Tax-Exempt Fund	$27,005,779	$33,241

(f)	Represents the current yield as of report date.

•

For Trust compliance purposes,the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

•

Effective September 1,2008,the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Investments in
Valuation Inputs	Securities

Assets

Level 1 — Short-Term Securities	$27,005,779
Level 2:
Long-Term Investments[1]	779,217,956
Short-Term Securities	24,900,000

Level 2 — Total	804,117,956

Level 3	—

Total	$831,123,735

[1]	See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments August 31, 2009	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.2%
Camden Industrial Development Board, Alabama, Refunding RB, Weyerhaeuser, Series A, 6.13%, 12/01/13 (a)	$2,550	$2,979,037
Prattville Industrial Development Board, Alabama, RB, International Paper Co. Projects, Series A, AMT, 4.75%, 12/01/30	6,500	4,593,095
Selma Industrial Development Board, Alabama, Refunding RB, International Paper Co. Project, Series B, 5.50%, 5/01/20	5,000	4,763,050

		12,335,182

Arizona — 1.3%
Maricopa County IDA, Arizona, RB, Arizona Charter Schools Project 1, Series A, 6.75%, 7/01/29	4,100	2,764,835
Pima County IDA, RB, Arizona Charter School Project:
Series E, 7.25%, 7/01/31	2,025	1,676,052
Series I, 6.10%, 7/01/24 (b)	490	379,476
Series I, 6.30%, 7/01/31 (b)	985	727,107
Series O, 5.00%, 7/01/26	1,545	1,027,131
Pima County IDA, RB, Charter Schools, II, Series A, 6.75%, 7/01/21	940	803,286

		7,377,887

California — 12.3%
California HFA, RB, Home Mortgage, Series K, AMT, 5.50%, 2/01/42	4,535	4,449,878
California Health Facilities Financing Authority, RB:
California, Catholic Healthcare West, Series A, 6.00%, 7/01/34	1,055	1,061,900
Saint Joseph Health System, Series A, 5.75%, 7/01/39	5,000	5,033,150
California State Public Works Board, RB:
Department Corrections, Series C, 5.50%, 6/01/22	5,000	5,026,800
Department Corrections, Series C, 5.50%, 6/01/23	6,000	6,020,160
Department Mental Health, Coalinga, Series A, 5.13%, 6/01/29	11,075	10,263,092
California Statewide Communities Development Authority, RB, Health Facilities, Memorial Health Services, Series A, 6.00%, 10/01/23	5,240	5,378,598
City of Chula Vista California, RB, San Diego Gas, Series B, AMT, 5.00%, 12/01/27	1,250	1,112,375
Golden State Tobacco Securitization Corp., California, RB (a):
Series A-3, 7.88%, 6/01/13	10,725	13,038,597
Series A-4, 7.80%, 6/01/13	3,750	4,549,275
Series A-5, 7.88%, 6/01/13	1,425	1,732,401
State of California, GO, Various Purpose, 6.50%, 4/01/33	9,700	10,726,551

		68,392,777

Colorado — 1.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, D, 6.25%, 10/01/33	2,500	2,710,600
Colorado Health Facilities Authority, RB, Evangelical Lutheran, Series A, 5.25%, 6/01/34	3,000	2,715,090
Colorado Housing & Finance Authority, Colorado, RB, S/F Program, Senior, Series A-2, AMT:
6.60%, 5/01/28	400	405,704
7.50%, 4/01/31	160	171,696

		6,003,090

Municipal Bonds	Par (000)	Value

Connecticut — 0.4%
Mohegan Tribe of Indians of Connecticut, RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	$2,810	$2,066,109

District of Columbia — 0.2%
Metropolitan Washington DC Airports Authority Dulles Toll Road Revenue, RB, First Senior Lien, Series A:
5.00%, 10/01/39	415	415,469
5.25%, 10/01/44	650	651,430

		1,066,899

Florida — 5.1%
County of Miami-Dade Florida:
GO, Building Better Community Program, Series B, 6.38%, 7/01/28	4,630	5,176,155
GO, Building Better Community Program, Series B-1, 5.63%, 7/01/38	5,000	5,109,500
RB, Miami International Airport, AMT (Syncora), (AGC), 5.00%, 10/01/40	10,000	9,006,900
Hillsborough County IDA, RB, H Lee Moffitt Cancer Center Project, Series A, 5.25%, 7/01/37	6,500	5,701,020
Miami-Dade County IDA, RB, Waste Management Inc. Project, 1, AMT, 7.00%, 12/01/18	3,200	3,303,776

		28,297,351

Georgia — 2.7%
Gainesville Redevelopment Authority, Refunding RB, Riverside Military Academy, 5.13%, 3/01/37	1,100	653,840
Milledgeville & Baldwin County Development Authority, RB, Georgia College & State University Foundation, 5.63%, 9/01/14 (a)	3,000	3,566,310
Monroe County Development Authority, Georgia, RB, Oglethorpe Power Corp. Scherer, Series A, 6.80%, 1/01/11	4,785	5,069,708
Municipal Electric Authority of Georgia, RB:
Series W, 6.60%, 1/01/18 (c)	250	290,040
Series W, 6.60%, 1/01/18	4,585	5,354,821

		14,934,719

Idaho — 0.0%
Idaho Housing & Finance Association, RB, S/F Mortgage, Senior, Series E-2, AMT, 6.90%, 1/01/27	160	160,235

Illinois — 12.0%
City of Chicago Illinois:
RB, General, Airport 3rd Lien, Series B-2, AMT (MBIA), 6.00%, 1/01/27	17,080	17,240,210
RB, Series C, AMT (GNMA), 7.00%, 3/01/32	60	61,883
Refunding RB, General Airport Third Lien, Series A, AMT (MBIA), 5.75%, 1/01/19	5,000	5,040,750
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	9,700	10,528,283
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	2,140	2,142,375
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	9,000	9,589,770
Illinois Finance Authority, Refunding RB, Community Rehabilitation Providers, Series A, 6.00%, 7/01/15	320	320,224
Kane & De Kalb Counties Community Unit School District No. 302, Illinois, GO, School (FGIC), 5.75%, 2/01/14 (a)	30	35,038

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	35

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Illinois (concluded)
McLean & Woodford Counties Community Unit School District No. 5, Illinois, GO (FSA), 6.25%, 12/01/14	$1,005	$1,107,751
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	3,500	4,357,185
Series C (MBIA), 7.75%, 6/01/20	4,000	5,177,400
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	10,000	10,000,000
Will County School District No. 122, Illinois, GO, Series A (FSA):
6.50%, 11/01/10 (a)	395	422,370
6.50%, 11/01/13	505	533,987

		66,557,226

Indiana — 6.2%
Indiana Health & Educational Facilities Financing Authority, RB, Clarian Health Obligation, Series A, 5.25%, 2/15/40	8,980	7,862,170
Indiana Transportation Finance Authority, Indiana, RB, Series A, 6.80%, 12/01/16	8,195	9,496,694
Indianapolis Local Public Improvement Bond Bank, RB, Series D, 6.75%, 2/01/14	15,335	17,042,706

		34,401,570

Kansas — 0.5%
Sedgwick & Shawnee Counties Kansas, RB, Mortgage Backed Securities Program, Series A-4, AMT (GNMA), 5.95%, 12/01/33	2,695	2,746,205

Kentucky — 1.1%
Louisville, Jefferson County Metropolitan Government, RB, Norton Healthcare Inc., 5.25%, 10/01/36	6,795	6,158,580

Louisiana — 3.1%
Louisiana Public Facilities Authority, RB, Franciscan Missionaries, Series A:
5.00%, 8/15/33	8,720	7,355,930
5.25%, 8/15/36	11,660	10,054,418

		17,410,348

Maine — 0.3%
Portland Housing Development Corp., RB, Senior Living, Series A:
5.70%, 8/01/21	775	684,124
6.00%, 2/01/34	1,190	964,269

		1,648,393

Maryland — 0.5%
Maryland Community Development Administration, RB, Residential, Series D, AMT, 4.90%, 9/01/42	3,250	2,945,475

Massachusetts — 9.1%
City of Boston Massachusetts, RB, 9.25%, 1/01/11 (c)	2,035	2,179,078
Massachusetts Bay Transportation Authority, Refunding RB, General Transportation System, Series A, 7.00%, 3/01/19	3,010	3,660,431
Massachusetts HFA, Massachusetts, RB, Housing:
Series A, AMT, 5.20%, 12/01/37	3,000	2,859,060
Series D, AMT, 4.85%, 6/01/40	3,000	2,655,510
Massachusetts Housing Finance Agency, Massachusetts, RB, S/F, Series 130, AMT, 5.00%, 12/01/32	2,500	2,358,775
Massachusetts Water Resources Authority, RB, Series A, 6.50%, 7/15/19 (c)	30,000	37,020,300

		50,733,154

Municipal Bonds	Par (000)	Value

Michigan — 7.2%
City of Detroit Michigan, RB, Second Lien, Series B (FSA):
6.25%, 7/01/36	$2,500	$2,654,375
7.00%, 7/01/36	1,250	1,402,950
Macomb County Hospital Finance Authority, Michigan, RB, Mount Clemens General Hospital, Series B (a):
5.75%, 11/15/13	3,715	4,316,681
5.88%, 11/15/13	4,250	4,959,750
Michigan State Hospital Finance Authority, Michigan, RB, McLaren Health Care, 5.75%, 5/15/38	7,285	7,045,979
Michigan State Hospital Finance Authority, Michigan, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	7,950	6,404,917
Hospital, Crittenton, Series A, 5.63%, 3/01/27	1,900	1,803,746
Hospital, Oakwood Obligation Group, Series A, 5.00%, 7/15/25	2,000	1,714,380
Hospital, Sinai Hospital, 6.70%, 1/01/26	1,000	749,660
Trinity Health, Series A, 6.00%, 12/01/20	4,200	4,324,446
Royal Oak Hospital Finance Authority, Michigan, RB, William Beaumont Hospital, 8.25%, 9/01/39	4,100	4,685,316

		40,062,200

Minnesota — 0.3%
City of Saint Cloud Minnesota, RB, Saint Cloud Hospital Obligation Group, Series A (FSA), 6.25%, 5/01/17	1,405	1,455,257

Mississippi — 6.2%
County of Lowndes, Refunding RB:
Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	9,160	8,880,620
Weyerhaeuser Co. Project, Series B, 6.70%, 4/01/22	4,500	4,323,690
Mississippi Business Finance Corp., RB, System Energy Resource Inc. Project, 5.88%, 4/01/22	20,705	19,268,280
Mississippi Business Finance Corp., Refunding RB, System Energy Resource Inc. Project, 5.90%, 5/01/22	2,250	2,099,520

		34,572,110

Missouri — 0.5%
Missouri Development Finance Board, Missouri, RB, Branson, Series A, 5.50%, 12/01/32	2,600	2,344,706
Missouri Housing Development Commission, RB, S/F, Homeownership Loan, Series A-1, AMT (GNMA), 7.50%, 3/01/31	145	155,600

		2,500,306

New Hampshire — 0.5%
New Hampshire Health & Education Facilities Authority, RB, Elliot Hospital, Series B, 5.60%, 10/01/22	2,675	2,689,365

New Jersey — 6.2%
New Jersey EDA, RB, Cigarette Tax:
5.50%, 6/15/24	9,080	8,411,440
5.75%, 6/15/29	2,885	2,666,779
5.75%, 6/15/34	4,695	4,279,774
New Jersey EDA, Refunding RB, School Facilities Construction, Series AA, 5.25%, 12/15/33	10,000	10,308,000
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	1,555	1,695,852
Tobacco Settlement Financing Corp., New Jersey, RB, 7.00%, 6/01/13 (a)	5,980	7,157,821

		34,519,666

See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York — 3.9%
City of New York New York, GO, Series A (MBIA), 6.38%, 5/15/14	$965	$1,008,589
Metropolitan Transportation Authority, RB, Series 2008 C:
6.25%, 11/15/23	3,245	3,655,330
6.50%, 11/15/28	14,925	16,829,281

		21,493,200

North Carolina — 0.4%
Gaston County Industrial Facilities & Pollution Control Financing Authority, North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	4,105	2,344,448

Ohio — 4.0%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior, Turbo, Series A-2, 6.50%, 6/01/47	27,500	22,068,750

Pennsylvania — 0.4%
Philadelphia Authority for Industrial Development, RB:
Arbor House Inc. Project, Series E, 6.10%, 7/01/33	1,000	810,690
Rieder House Project, Series A, 6.10%, 7/01/33	1,355	1,098,485
Sayre Health Care Facilities Authority, RB, Guthrie Health, Series A, 6.25%, 12/01/18	410	424,407

		2,333,582

Puerto Rico — 2.5%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	13,000	13,941,980

South Carolina — 1.6%
County of Georgetown South Carolina, RB, International Paper, Series A, AMT, 5.55%, 12/01/29	1,000	857,650
County of Richland South Carolina, RB, International Paper, AMT, 6.10%, 4/01/23	5,000	4,760,050
South Carolina State Housing Finance & Development Authority, RB, Series B-1, 5.55%, 7/01/39	3,265	3,297,258

		8,914,958

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, South Dakota, RB, Sanford Health, 5.00%, 11/01/40	2,605	2,429,970

Texas — 12.8%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	3,055	1,500,035
Brazos River Harbor Navigation District, RB, Dow Chemical Co. Project, Series A-7, AMT, 6.63%, 5/15/33	11,460	10,702,036
Guadalupe-Blanco River Authority, RB, EI du Pont de Nemours & Co. Project, AMT, 6.40%, 4/01/26	10,250	10,251,845
Gulf Coast Waste Disposal Authority, Refunding RB, Series A, AMT, 6.10%, 8/01/24	4,000	3,808,080
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B:
7.13%, 12/01/31	3,500	3,830,575
7.25%, 12/01/35	5,400	5,913,270
Harris County-Houston Sports Authority, RB, Senior Lien, Series G (MBIA), 5.75%, 11/15/20	5,500	5,552,415
Houston Industrial Development Corp., RB, Senior, Air Cargo, AMT, 6.38%, 1/01/23	1,790	1,456,541

Municipal Bonds	Par (000)	Value

Texas (concluded)
Houston, Texas Airport Systems, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/34	$8,335	$8,604,971
Mansfield ISD, Texas, GO, Refunding, 6.63%, 2/15/15	155	158,951
Matagorda County Navigation District No. 1, Texas, Refunding RB, College Centerpoint Energy Project, 5.60%, 3/01/27	9,355	8,906,334
North Texas Toll Highway Authority, RB, First Tier, Series A, 6.25%, 1/01/39	3,500	3,673,670
Port of Corpus Christi Authority of Nueces County Texas, RB, Celanese Project, Series A, 6.45%, 11/01/30	2,700	2,292,867
Red River Authority, Texas, RB, Celanese Project, Series B, AMT, 6.70%, 11/01/30	5,000	4,282,600

		70,934,190

U.S. Virgin Islands — 1.4%
United States Virgin Islands, RB, Senior Secured, Hovensa Coker Project, AMT, 6.50%, 7/01/21	8,000	8,010,880

Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.38%, 6/15/22	1,000	914,490

Virginia — 1.5%
Chesterfield County IDA, RB, Virginia Electric & Power, Series A, 5.88%, 6/01/17	1,425	1,474,148
Fairfax County EDA, RB, Goodwin House Inc.:
5.13%, 10/01/37	2,000	1,570,140
5.13%, 10/01/42	7,015	5,379,242

		8,423,530

Washington — 4.9%
Energy Northwest, Refunding RB, Series B, 7.13%, 7/01/16	14,320	18,014,846
Seattle Housing Authority, Washington, RB, Housing, Replacement Housing Projects, 6.13%, 12/01/32	2,305	1,872,259
Washington Health Care Facilities Authority, Washington, RB, Catholic Health Initiatives, D, 6.38%, 10/01/36	7,000	7,458,640

		27,345,745

West Virginia — 0.5%
West Virginia State Hospital Finance Authority West Virginia, RB, Refunding & Improvement Charleston A, 5.63%, 9/01/32 (d)	2,500	2,457,275

Wisconsin — 2.6%
City of Milwaukee Wisconsin, RB, Senior, Air Cargo, AMT, 6.50%, 1/01/25	1,720	1,393,922
Wisconsin Health & Educational Facilities Authority, RB, Insured, Mortgage, Hudson Memorial Hospital, FHA, 5.70%, 1/15/29	4,500	4,543,470
Wisconsin Health & Educational Facilities Authority, RB, SynergyHealth Inc., 6.00%, 11/15/32	3,040	3,095,936
Wisconsin Housing & EDA, Wisconsin, RB, Series A, AMT, 5.63%, 3/01/31	5,360	5,437,506

		14,470,834

Wyoming — 0.8%
Sweetwater County, RB, Wyoming Pollution Control Revenue, Refunding, 5.25%, 7/15/26	4,500	4,585,680

Total Municipal Bonds — 116.9%		649,703,616

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	37

Schedule of Investments (continued)	BlackRock MuniVest Fund, Inc. (MVF)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Arizona — 0.7%
Phoenix Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	$3,500	$3,629,150

California — 1.9%
Los Angeles Community College District, California, GO, 2008 Election, Series A, 6.00%, 8/01/33	9,586	10,594,040

Connecticut — 2.2%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z3, 5.05%, 7/01/42	12,000	12,458,160

District of Columbia — 6.5%
District of Columbia Water & Sewer Authority, RB, Series A, 5.50%, 10/01/39	7,495	7,928,070
Energy Northwest, Refunding RB:
Columbia Generating, Series A (MBIA), 5.75%, 7/01/18	10,660	11,682,827
Project No. 1, Series B (MBIA), 6.00%, 7/01/17	14,700	16,270,548

		35,881,445

Illinois — 9.4%
City of Chicago, Illinois, Refunding RB, Second Lien (FSA), 5.25%, 11/01/33	1,330	1,372,453
Illinois Finance Authority, RB, University of Chicago, Series B, 6.25%, 7/01/38	10,000	11,201,300
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	6,999	7,435,306
Kane & De Kalb Counties Community Unit School District No. 302, Illinois, GO, School (FGIC), 5.75%, 2/01/14 (a)	10,460	12,216,652
Metropolitan Pier & Exposition Authority, Illinois, Refunding RB, McCormick Place Expansion, Series B (MBIA), 5.75%, 6/15/23	18,553	19,888,028

		52,113,739

Kentucky — 1.7%
Louisville & Jefferson County Metropolitan Government Parking Authority, RB, Series A, 5.38%, 12/01/39	9,195	9,329,615

Maryland — 0.9%
Maryland State Transportation Authority, RB, Transit Facility Project (FSA), 5.00%, 7/01/41	4,710	4,869,386

Massachusetts — 3.7%
Massachusetts School Building Authority, RB, Series A (FSA), 5.00%, 8/15/30	20,000	20,643,400

Nevada — 3.0%
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	15,789	16,979,130

New York — 5.2%
New York City Municipal Water Finance Authority, RB, Series FF-2, 5.50%, 6/15/40	4,154	4,447,316
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 6/15/37	24,199	24,592,663

		29,039,979

North Carolina — 3.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Wake Forest University, 5.00%, 1/01/38	5,000	5,200,100
Duke University Project, Series A, 5.00%, 10/01/41	12,678	12,927,736

		18,127,836

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value

Ohio — 1.7%
Ohio State Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic, Series A, 5.25%, 01/01/33	$4,400	$4,488,924
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/1/34	5,000	5,087,200

		9,576,124

Texas — 7.0%
Harris County Health Facilities Development Corp., Refunding RB, School Health Care System, Series B, 5.75%, 7/01/27 (c)	20,970	24,950,106
Texas Department of Housing & Community Affairs, RB, Mortgage, Series B (GNMA), AMT, 5.25%, 9/01/32	8,453	8,254,729
Texas State University Systems, Refunding RB (FSA), 5.00%, 3/15/30	5,667	5,812,633

		39,017,468

Virginia — 0.4%
Fairfax County IDA, Virginia, RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	2,098	2,178,311

Washington — 4.6%
Central Puget Sound Regional Transportation Authority, Washington, RB, Series A (FSA):
5.00%, 11/01/32	14,007	14,326,747
5.00%, 11/01/34	5,000	5,083,475
5.00%, 11/01/36	6,000	6,100,170

		25,510,392

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.2%		289,948,175

Total Long-Term Investments (Cost — $930,577,898) — 169.1%		939,651,791

Short-Term Securities	Shares

FFI Institutional Tax-Exempt Fund, 0.22% (f)(g)	4,104,364	4,104,364

Total Short-Term Securities (Cost — $4,104,364) — 0.7%		4,104,364

Total Investments (Cost — $934,682,262*) — 169.8%		943,756,155
Other Assets Less Liabilities — 1.6%		8,638,085
Liability for Trust Certificates, Including Interest Expense and Fees Payable — (27.5)%		(152,656,054)
Preferred Shares, at Redemption Value — (43.9)%		(243,848,830)

Net Assets Applicable to Common Shares — 100.0%		$555,889,356

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2009

Schedule of Investments (concluded)	BlackRock MuniVest Fund, Inc. (MVF)

*	The cost and unrealized appreciation (depreciation) of investments as of August 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$784,610,441

Gross unrealized appreciation	$49,123,118
Gross unrealized depreciation	(42,290,385)

Net unrealized appreciation	$6,832,733

(a)	US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is collateralized by Municipal or US Treasury Obligations.

(d)	When-issued security.

Counterparty	Market Value	Unrealized Appreciation

Merrill Lynch and Co.	$2,457,275	$21,775

(e)

Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

(f)	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

FFI Institutional Tax-Exempt Fund	$(1,326,610)	$325,656

(g)	Represents the current yield as of report date.

•

Effective September 1,2009,the Trust adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of August 31, 2009 in determining the fair valuation of the Trust’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Short-Term Securities	$4,104,364
Level 2 — Long-Term Investments[1]	939,651,791
Level 3	—

Total	$943,756,155

[1]	See above Schedule of Investments for values in each state or political classification.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	39

Statements of Assets and Liabilities

August 31, 2009	BlackRock Insured Municipal Income Trust (BYM)	BlackRock Insured Municipal Income Investment Trust (BAF)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Insured Investment Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Assets

Investments at value — unaffiliated[1]	$546,816,265	$183,337,305	$222,192,766	$75,589,681	$464,987,551	$804,117,956	$939,651,791
Investments at value — affiliated[2]	4,401,744	9,202,756	3,400,718	2	13,805,067	27,005,779	4,104,364
Cash	85,757	60,744	43,893	70,713	6,688	3,001,458	86,292
Interest receivable	5,228,490	2,342,039	3,045,268	935,426	6,202,004	11,989,666	13,437,108
Investments sold receivable	841,969	190,279	—	602,485	137,835	225,126	1,150,968
Income receivable — affiliated	252	66	98	28	230	256	272
Other assets	51,850	13,774	20,335	4,122	47,550	52,915	56,018
Prepaid expenses	47,557	16,297	23,390	9,606	31,659	46,674	51,850

Total assets	557,473,884	195,163,260	228,726,468	77,212,063	485,218,584	846,439,830	958,538,663

Accrued Liabilities

Investments purchased payable	3,800,999	489,533	4,804,368	—	—	10,186,567	2,435,500
Income dividends payable — Common Shares	1,796,443	572,080	880,482	246,000	1,876,798	2,561,401	3,127,765
Investment advisory fees payable	206,629	71,447	92,257	32,037	196,849	343,202	394,014
Interest expense and fees payable	166,825	133,004	6,470	11,942	29,084	137,135	343,073
Officer’s and Trustees’ fees payable	53,484	14,576	21,536	4,803	49,050	54,794	57,917
Other affiliates payable	1,838	641	728	262	1,582	2,800	3,132
Other accrued expenses payable	129,851	80,746	86,089	41,262	120,634	110,594	126,095

Total accrued liabilities	6,156,069	1,362,027	5,891,930	336,306	2,273,997	13,396,493	6,487,496

Other Liabilities

Trust certificates[3]	58,725,996	28,697,357	5,899,148	11,821,747	35,563,189	47,363,419	152,312,981

Total Liabilities	64,882,065	30,059,384	11,791,078	12,158,053	37,837,186	60,759,912	158,800,477

Preferred Shares at Redemption Value

$25,000 per share liquidation preference, plus unpaid dividends[4,5]	137,257,720	42,279,321	79,905,632	17,851,267	151,311,897	274,667,253	243,848,830

Net Assets Applicable to Common Shareholders	$355,334,099	$122,824,555	$137,029,758	$47,202,743	$296,069,501	$511,012,665	$555,889,356

Net Assets Applicable to Common Shareholders Consist of

Paid-in capital[6,7,8]	$372,251,178	$123,923,627	$147,284,297	$47,237,934	$329,312,803	$524,440,677	$561,947,384
Undistributed net investment income	4,543,136	1,739,363	2,048,688	606,918	4,090,516	6,117,351	10,445,419
Accumulated net realized loss	(15,211,568)	(2,630,774)	(6,508,459)	(2,230,535)	(15,198,547)	(34,243,017)	(25,577,340)
Net unrealized appreciation/ depreciation	(6,248,647)	(207,661)	(5,794,768)	1,588,426	(22,135,271)	14,697,654	9,073,893

Net Assets Applicable to Common Shareholders	$355,334,099	$122,824,555	$137,029,758	$47,202,743	$296,069,501	$511,012,665	$555,889,356

Net asset value per Common Share	$13.55	$14.06	$13.23	$14.16	$12.78	$13.57	$8.98

[1] Investments at cost — unaffiliated	$553,064,912	$183,544,966	$227,987,534	$74,001,255	$487,122,822	$789,420,302	$930,577,898

[2] Investments at cost — affiliated	$4,401,744	$9,202,756	$3,400,718	$2	$13,805,067	$27,005,779	$4,104,364

[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.001 per share	5,490	1,691	3,196	714	6,052	—	—

Par value $0.10 per share	—	—	—	—	—	10,986	9,753

[5] Preferred Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	1 million	10 million

[6] Common Shares outstanding	26,225,438	8,734,047	10,358,608	3,333,337	23,170,346	37,667,658	61,935,944

[7] Par value per Common Share	$0.001	$0.001	$0.001	$0.001	$0.001	$0.10	$0.10

[8] Common Shares authorized	unlimited	unlimited	unlimited	unlimited	unlimited	unlimited	150 million

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2009

Statements of Operations

Year Ended August 31, 2009	BlackRock Insured Municipal Income Trust (BYM)	BlackRock Insured Municipal Income Investment Trust (BAF)	BlackRock Municipal Bond Trust (BBK)	BlackRock Municipal Bond Investment Trust (BIE)	BlackRock Municipal Income Trust II (BLE)	BlackRock MuniHoldings Insured Investment Fund (MFL)	BlackRock MuniVest Fund, Inc. (MVF)

Investment Income

Interest	$27,720,319	$9,502,695	$13,198,056	$4,009,642	$28,231,011	$40,987,701	$50,666,646
Income — affiliated	78,274	37,598	53,393	27,149	106,992	150,107	329,878

Total income	27,798,593	9,540,293	13,251,449	4,036,791	28,338,003	41,137,808	50,996,524

Expenses

Investment advisory	2,914,343	1,013,873	1,354,448	473,412	2,473,881	4,420,430	4,449,684
Commissions for Preferred Shares	266,904	78,723	143,763	44,935	296,368	541,102	504,177
Professional	96,460	68,654	58,961	52,576	87,223	135,142	150,519
Accounting services	94,381	47,376	40,613	20,770	81,480	203,187	260,862
Printing	74,202	21,118	21,095	9,811	42,798	34,291	37,267
Officer and Trustees	41,902	14,211	14,727	5,254	32,859	72,471	66,437
Transfer agent	27,952	18,185	24,257	19,568	50,930	76,002	86,064
Custodian	27,120	11,634	14,260	7,877	24,175	39,053	36,928
Registration	9,202	9,583	9,327	9,583	9,168	13,261	24,508
Miscellaneous	87,205	49,595	54,917	45,949	83,870	121,273	122,436

Total expenses excluding interest expense and fees	3,639,671	1,332,952	1,736,368	689,735	3,182,752	5,656,212	5,738,882
Interest expense and fees[1]	915,128	472,458	100,699	47,800	369,235	601,374	1,849,047

Total expenses	4,554,799	1,805,410	1,837,067	737,535	3,551,987	6,257,586	7,587,929
Less fees waived by advisor	(589,443)	(225,609)	(389,422)	(150,110)	(455,912)	(580,073)	(51,505)

Total expenses after fees waived	3,965,356	1,579,801	1,447,645	587,425	3,096,075	5,677,513	7,536,424

Net investment income	23,833,237	7,960,492	11,803,804	3,449,366	25,241,928	35,460,295	43,460,100

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(1,962,942)	(1,402,291)	(3,487,248)	(2,150,945)	(4,745,684)	(14,166,063)	122,896
Financial futures contracts and forward interest rate swaps	(3,709,589)	(145,000)	(722,101)	—	(1,982,970)	—	—

	(5,672,531)	(1,547,291)	(4,209,349)	(2,150,945)	(6,728,654)	(14,166,063)	122,896

Net change in unrealized appreciation/ depreciation on:
Investments	(10,229,496)	(1,001,435)	(5,001,889)	(388,109)	(17,113,628)	12,563,335	(2,052,514)
Financial futures contracts and forward interest rate swaps	1,416,803	127,751	658,710	—	1,655,090	—	—

	(8,812,693)	(873,684)	(4,343,179)	(388,109)	(15,458,538)	12,563,335	(2,052,514)

Total realized and unrealized loss	(14,485,224)	(2,420,975)	(8,552,528)	(2,539,054)	(22,187,192)	(1,602,728)	(1,929,618)

Dividends to Preferred Shareholders From

Net investment income	(2,513,122)	(744,761)	(1,349,183)	(437,198)	(2,784,279)	(4,979,410)	(3,867,803)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$6,834,891	$4,794,756	$1,902,093	$473,114	$270,457	$28,878,157	$37,662,679

[1]	Related to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	41

Statements of Changes in Net Assets

	BlackRock Insured Municipal Income Trust (BYM)		BlackRock Insured Municipal Income Investment Trust (BAF)		BlackRock Municipal Bond Trust (BBK)

	Year Ended August 31,		Year Ended August 31,		Year Ended August 31,

Increase (Decrease) in Net Assets:	2009	2008	2009	2008	2009	2008

Operations

Net investment income	$23,833,237	$27,129,862	$7,960,492	$8,604,703	$11,803,804	$12,660,944
Net realized loss	(5,672,531)	(6,197,147)	(1,547,291)	(742,391)	(4,209,349)	(2,297,504)
Net change in unrealized appreciation/depreciation	(8,812,693)	(15,128,457)	(873,684)	(3,234,216)	(4,343,179)	(12,976,335)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(2,513,122)	(6,899,959)	(744,761)	(2,458,784)	(1,349,183)	(2,869,826)
Net realized gain	—	—	—	—	—	(311,386)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	6,834,891	(1,095,701)	4,794,756	2,169,312	1,902,093	(5,794,107)

Dividends and Distributions to Common Shareholders From

Net investment income	(19,779,705)	(19,185,033)	(6,275,413)	(6,078,897)	(9,386,250)	(9,875,552)
Net realized gain	—	—	—	—	—	(992,871)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(19,779,705)	(19,185,033)	(6,275,413)	(6,078,897)	(9,386,250)	(10,868,423)

Capital Share Transactions

Reinvestment of common dividends	146,402	138,005	—	—	397,817	879,073

Net Assets Applicable to Common Shareholders

Total decrease in net assets applicable to Common Shareholders	(12,798,412)	(20,142,729)	(1,480,657)	(3,909,585)	(7,086,340)	(15,783,457)
Beginning of year	368,132,511	388,275,240	124,305,212	128,214,797	144,116,098	159,899,555

End of year	$355,334,099	$368,132,511	$122,824,555	$124,305,212	$137,029,758	$144,116,098

Undistributed net investment income	$4,543,136	$3,019,949	$1,739,363	$810,530	$2,048,688	$985,580

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2009

Statements of Changes in Net Assets (continued)

	BlackRock Municipal Bond Investment Trust (BIE)		BlackRock Municipal Income Trust II (BLE)		BlackRock MuniHoldings Insured Investment Trust (MFL)

	Year Ended August 31,		Year Ended August 31,		Year Ended August 31,

Increase (Decrease) in Net Assets:	2009	2008	2009	2008	2009	2008

Operations

Net investment income	$3,449,366	$3,849,371	$25,241,928	$27,108,667	$35,460,295	$37,928,372
Net realized gain (loss)	(2,150,945)	483,558	(6,728,654)	(3,332,951)	(14,166,063)	(5,413,818)
Net change in unrealized appreciation/depreciation	(388,109)	(2,151,902)	(15,458,538)	(31,008,627)	12,563,335	(17,228,007)
Dividends to Preferred Shareholders from net investment income	(437,198)	(1,016,308)	(2,784,279)	(6,838,458)	(4,979,410)	(12,122,435)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	473,114	1,164,719	270,457	(14,071,369)	28,878,157	3,164,112

Dividends to Common Shareholders From

Net investment income	(2,802,003)	(3,117,188)	(19,376,940)	(19,929,193)	(26,563,835)	(25,369,168)

Capital Share Transactions

Reinvestment of common dividends	—	100,448	287,025	1,326,612	—	—

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	(2,328,889)	(1,852,021)	(18,819,458)	(32,673,950)	2,314,322	(22,205,056)
Beginning of year	49,531,632	51,383,653	314,888,959	347,562,909	508,698,343	530,903,399

End of year	$47,202,743	$49,531,632	$296,069,501	$314,888,959	$511,012,665	$508,698,343

Undistributed net investment income	$606,918	$398,922	$4,090,516	$1,007,465	$6,117,351	$3,443,863

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	43

Statements of Changes in Net Assets (concluded)

	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,

Increase (Decrease) in Net Assets:	2009	2008

Operations

Net investment income	$43,460,100	$41,678,359
Net realized gain (loss)	122,896	(10,353,747)
Net change in unrealized appreciation/depreciation	(2,052,514)	(18,206,890)
Dividends to Preferred Shareholders from net investment income	(3,867,803)	(11,038,935)

Net increase in net assets applicable to Common Shareholders resulting from operations	37,662,679	2,078,787

Dividends to Common Shareholders From

Net investment income	(33,322,841)	(31,888,913)

Capital Share Transactions

Reinvestment of common dividends	522,169	1,758,887

Net Assets Applicable to Common Shareholders

Total increase (decrease) in net assets applicable to Common Shareholders	4,862,007	(28,051,239)
Beginning of year	551,027,349	579,078,588

End of year	$555,889,356	$551,027,349

Undistributed net investment income	$10,445,419	$3,929,327

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2009

Statements of Cash Flows

Year Ended August 31, 2009	BlackRock Insured Municipal Income Investment Trust (BAF)	BlackRock MuniVest Fund, Inc. (MVF)

Cash Provided by Operating Activities

Net increase in net assets resulting from operations, excluding dividends to Preferred Shareholders	$5,539,517	$41,530,482
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	236,636	751,575
Decrease (increase) in income receivable — affiliated	11	(272)
Decrease (increase) in other assets	945	(35,374)
Increase in prepaid expenses	(4,201)	(26,614)
Increase (decrease) in investment advisory fees payable	4,312	(21,592)
Decrease in other affiliates payable	(659)	(2,628)
Increase (decrease) in other accrued expenses payable	4,904	(18,462)
Increase (decrease) in Officer’s and Trustees’ fees payable	(1,050)	27,381
Decrease in interest expense and fees payable	(22,581)	(284,938)
Net realized and unrealized loss	2,275,975	1,929,618
Amortization of premium and discount on investments	(589,814)	1,134,033
Proceeds from sales of long-term investments	89,874,729	262,973,701
Purchases of long-term investments	(80,421,005)	(278,614,135)
Net (purchases) and sales of short-term securities	(4,924,011)	20,281,610

Cash provided by operating activities	11,973,708	49,624,385

Cash Used for Financing Activities

Payments on redemption of Preferred Shares	(2,100,000)	(31,875,000)
Cash receipts from trust certificates	3,477,359	68,404,579
Cash payments for trust certificates	(6,384,876)	(49,640,385)
Cash dividends paid to Common Shareholders	(6,209,908)	(32,333,539)
Cash dividends paid to Preferred Shareholders	(762,669)	(4,143,482)

Cash used for financing activities	(11,980,094)	(49,587,827)

Cash

Net increase (decrease) in cash	(6,386)	36,558
Cash at beginning of year	67,130	49,734

Cash at end of year	$60,744	$86,292

Cash Flow Information

Cash paid during the year for interest	$495,039	$2,133,985

Noncash Financing Activities

Capital shares issued in reinvestment of dividends paid to shareholders	—	$522,169

A Statement of Cash Flows is presented when a Trust had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	45

Financial Highlights

	BlackRock Insured Municipal Income Trust (BYM)					BlackRock Insured Municipal Income Investment Trust (BAF)

	Year Ended August 31,					Year Ended August 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$14.04	$14.82	$15.54	$15.61	$14.62	$14.23	$14.68	$15.24	$15.26	$14.34

Net investment income	0.91 [1]	1.04 [1]	1.03	1.03	1.03	0.91 [1]	0.99 [1]	1.01	1.02	1.02
Net realized and unrealized gain (loss)	(0.55)	(0.83)	(0.67)	(0.09)	1.07	(0.27)	(0.46)	(0.56)	(0.07)	0.96
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.10)	(0.26)	(0.28)	(0.26)	(0.17)	(0.09)	(0.28)	(0.31)	(0.26)	(0.16)
Net realized gain	—	—	(0.02)	—	—	—	—	—	—	—

Net increase (decrease) from investment operations	0.26	(0.05)	0.06	0.68	1.93	0.55	0.25	0.14	0.69	1.82

Dividends and distributions to Common Shareholders from:
Net investment income	(0.75)	(0.73)	(0.73)	(0.75)	(0.94)	(0.72)	(0.70)	(0.70)	(0.71)	(0.90)
Net realized gain	—	—	(0.05)	—	—	—	—	—	—	—

Total dividends and distributions to Common Shareholders	(0.75)	(0.73)	(0.78)	(0.75)	(0.94)	(0.72)	(0.70)	(0.70)	(0.71)	(0.90)

Net asset value, end of year	$13.55	$14.04	$14.82	$15.54	$15.61	$14.06	$14.23	$14.68	$15.24	$15.26

Market price, end of year	$13.69	$13.19	$14.35	$14.65	$15.43	$13.01	$12.42	$13.55	$13.88	$15.30

Total Investment Return[2]

Based on net asset value	2.83%	(0.16)%	0.48%	4.92%	13.77%	5.36%	2.22%	1.17%	5.16%	13.13%

Based on market price	10.58%	(3.13)%	3.20%	0.07%	17.69%	11.70%	(3.35)%	2.54%	(4.48)%	15.03%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[3]	1.38%	1.24%	1.12%	1.18%	1.15%	1.60%	1.33%	1.19%	1.23%	1.22%

Total expenses after fees waived and before fees paid indirectly[3]	1.20%	0.98%	0.80%	0.84%	0.83%	1.40%	1.05%	0.87%	0.92%	0.90%

Total expenses after fees waived and paid indirectly[3]	1.20%	0.98%	0.80%	0.84%	0.83%	1.40%	1.05%	0.86%	0.90%	0.89%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	0.93%	0.86%	0.80%	0.84%	0.83%	0.98%	0.91%	0.86%	0.90%	0.89%

Net investment income[3]	7.23%	7.08%	6.67%	6.75%	6.83%	7.04%	6.71%	6.70%	6.79%	6.85%

Dividends to Preferred Shareholders	0.76%	1.80%	1.79%	1.69%	1.09%	0.66%	1.92%	2.05%	1.74%	1.06%

Net investment income to Common Shareholders	6.47%	5.28%	4.88%	5.06%	5.74%	6.38%	4.79%	4.65%	5.05%	5.79%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$355,334	$368,133	$388,275	$407,338	$408,641	$122,825	$124,305	$128,215	$133,106	$133,221

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$137,250	$149,925	$228,975	$228,975	$228,975	$42,275	$44,375	$76,000	$76,000	$76,000

Portfolio turnover	18%	39%	17%	60%	57%	45%	29%	13%	9%	2%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$89,725	$86,398	$67,402	$69,485	$69,622	$97,637	$95,044	$67,187	$68,792	$68,826

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2009

Financial Highlights

	BlackRock Municipal Bond Trust (BBK)					BlackRock Municipal Bond Investment Trust (BIE)

	Year Ended August 31,					Year Ended August 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$13.96	$15.57	$16.35	$16.36	$15.00	$14.86	$15.45	$16.22	$16.31	$15.53

Net investment income	1.14 [1]	1.23 [1]	1.20	1.21	1.21	1.03 [1]	1.16 [1]	1.15	1.17	1.16
Net realized and unrealized gain (loss)	(0.83)	(1.48)	(0.63)	0.18	1.36	(0.76)	(0.51)	(0.67)	(0.06)	0.71
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.13)	(0.28)	(0.32)	(0.25)	(0.17)	(0.13)	(0.30)	(0.32)	(0.27)	(0.16)
Net realized gain	—	(0.03)	—	(0.02)	—	—	—	—	—	—

Net increase (decrease) from investment operations	0.18	(0.56)	0.25	1.12	2.40	0.14	0.35	0.16	0.84	1.71

Dividends and distributions to Common Shareholders from:
Net investment income	(0.91)	(0.95)	(1.03)	(1.04)	(1.04)	(0.84)	(0.94)	(0.93)	(0.93)	(0.93)
Net realized gain	—	(0.10)	—	(0.09)	—	—	—	—	—	—

Total dividends and distributions to Common Shareholders	(0.91)	(1.05)	(1.03)	(1.13)	(1.04)	(0.84)	(0.94)	(0.93)	(0.93)	(0.93)

Net asset value, end of year	$13.23	$13.96	$15.57	$16.35	$16.36	$14.16	$14.86	$15.45	$16.22	$16.31

Market price, end of year	$13.80	$13.89	$16.50	$17.89	$17.18	$13.20	$14.28	$15.82	$16.70	$15.95

Total Investment Return[2]

Based on net asset value	2.52%	(3.77)%	1.09%	7.18%	16.63%	2.43%	2.34%	0.95%	5.40%	11.58%

Based on market price	7.48%	(9.65)%	(2.09)%	11.55%	25.75%	(0.64)%	(3.95)%	0.40%	10.97%	19.59%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[3]	1.51%	1.39%	1.28%	1.37%	1.35%	1.71%	1.54%	1.43%	1.47%	1.49%

Total expenses after fees waived and before fees paid indirectly[3]	1.19%	1.01%	0.84%	0.88%	0.88%	1.36%	1.13%	0.98%	1.00%	1.02%

Total expenses after fees waived and paid indirectly[3]	1.19%	1.01%	0.83%	0.86%	0.87%	1.36%	1.13%	0.96%	0.98%	1.00%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.10%	0.98%	0.83%	0.86%	0.87%	1.25%	1.09%	0.96%	0.98%	1.00%

Net investment income[3]	9.67%	8.25%	7.36%	7.58%	7.73%	7.98%	7.52%	7.22%	7.28%	7.24%

Dividends paid to Preferred Shareholders	1.11%	1.87%	1.94%	1.57%	1.08%	1.01%	1.99%	2.01%	1.70%	1.01%

Net investment income to Common Shareholders	8.56%	6.38%	5.42%	6.01%	6.65%	6.97%	5.53%	5.21%	5.58%	6.23%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$137,030	$144,116	$159,900	$166,895	$165,863	$47,203	$49,532	$51,384	$53,798	$53,990

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$79,900	$80,500	$90,500	$90,500	$90,500	$17,850	$26,175	$29,775	$29,775	$29,775

Portfolio turnover	46%	27%	14%	85%	70%	71%	30%	23%	6%	2%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$67,877	$69,766	$69,176	$71,114	$70,824	$91,112	$72,318	$68,149	$70,173	$70,343

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	47

Financial Highlights

	BlackRock Municipal Income Trust II (BLE)					BlackRock MuniHoldings Insured Investment Fund (MFL)

	Year Ended August 31,					Year Ended August 31,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$13.60	$15.08	$15.82	$15.75	$14.34	$13.50	$14.09	$14.75	$15.32	$15.37

Net investment income	1.09 [1]	1.17 [1]	1.17	1.18	1.20	0.94 [1]	1.01 [1]	1.07 [1]	1.04 [1]	1.09 [1]
Net realized and unrealized gain (loss)	(0.95)	(1.50)	(0.66)	0.18	1.38	(0.03)	(0.61)	(0.66)	(0.47)	0.05
Dividends to Preferred Shareholders from net investment income	(0.12)	(0.30)	(0.32)	(0.28)	(0.17)	(0.13)	(0.32)	(0.35)	(0.30)	(0.18)

Net increase (decrease) from investment operations	0.02	(0.63)	0.19	1.08	2.41	0.78	0.08	0.06	0.27	0.96

Dividends to Common Shareholders from net investment income	(0.84)	(0.85)	(0.93)	(1.01)	(1.00)	(0.71)	(0.67)	(0.72)	(0.84)	(1.01)

Net asset value, end of year	$12.78	$13.60	$15.08	$15.82	$15.75	$13.57	$13.50	$14.09	$14.75	$15.32

Market price, end of year	$13.45	$13.27	$15.05	$17.22	$15.73	$12.63	$11.61	$12.86	$14.37	$15.75

Total Investment Return[2]

Based on net asset value	1.54%	(4.15)%	1.02%	7.04%	17.56%	7.36%	1.16%	0.59%	2.10%	6.49%

Based on market price	9.52%	(6.29)%	(7.38)%	16.66%	20.95%	16.19%	(4.68)%	(5.76)%	(3.24)%	13.39%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[3]	1.36%	1.24%	1.12%	1.18%	1.17%	1.32%	1.54%	1.54%	1.46%	1.41%

Total expenses after fees waived and before fees paid indirectly[3]	1.19%	1.07%	0.90%	0.94%	0.93%	1.20%	1.42%	1.46%	1.38%	1.35%

Total expenses after fees waived and paid indirectly[3]	1.19%	1.07%	0.89%	0.94%	0.93%	1.20%	1.42%	1.46%	1.38%	1.35%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.05%	1.00%	0.89%	0.94%	0.93%	1.07%	1.13%	1.12%	1.12%	1.11%

Net investment income[3]	9.69%	8.09%	7.43%	7.66%	8.00%	7.48%	7.23%	7.30%	7.08%	7.11%

Dividends paid to Preferred Shareholders	1.07%	2.04%	2.01%	1.78%	1.15%	1.05%	2.31%	2.40%	2.00%	1.15%

Net investment income available to Common Shareholders	8.62%	6.05%	5.42%	5.88%	6.85%	6.43%	4.92%	4.90%	5.08%	5.96%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$296,070	$314,889	$347,563	$362,608	$359,020	$511,013	$508,698	$530,903	$555,494	$576,931

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$151,300	$166,050	$205,550	$205,550	$205,550	$274,650	$296,125	$363,250	$363,250	$363,250

Portfolio turnover	19%	21%	12%	68%	49%	40%	25%	22%	43%	26%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$73,923	$72,419	$67,279	$69,110	$68,672	$71,516	$67,958	$61,555 [5]	$63,240 [5]	$64,711 [5]

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2009

Financial Highlights

	BlackRock MuniVest Fund, Inc. (MVF)

	Year Ended August 31,

	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$8.91	$9.39	$9.93	$10.23	$9.91

Net investment income[1]	0.70	0.67	0.73	0.70	0.74
Net realized and unrealized gain (loss)	(0.03)	(0.45)	(0.55)	(0.23)	0.35
Dividends to Preferred Shareholders from net investment income	(0.06)	(0.18)	(0.20)	(0.17)	(0.10)

Net increase (decrease) from investment operations	0.61	0.04	(0.02)	0.30	0.99

Dividends to Common Shareholders from net investment income	(0.54)	(0.52)	(0.52)	(0.60)	(0.67)

Net asset value, end of year	$8.98	$8.91	$9.39	$9.93	$10.23

Market price, end of year	$8.91	$8.33	$9.35	$9.66	$10.15

Total Investment Return[2]

Based on net asset value	8.18%	0.51%	(0.30)%	3.27%	10.64%

Based on market price	14.81%	(5.63)%	2.05%	1.26%	16.97%

Ratios to Average Net Assets Applicable to Common Shares

Total expenses[3]	1.53%	1.58%	1.66%	1.60%	1.45%

Total expenses after fees waived and paid indirectly[3]	1.50%	1.58%	1.66%	1.60%	1.45%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[3,4]	1.14%	1.10%	1.02%	1.04%	1.02%

Net investment income[3]	8.74%	7.34%	7.33%	7.11%	7.38%

Dividends paid to Preferred Shareholders	0.78%	1.94%	1.98%	1.72%	1.02%

Net investment income available to Common Shareholders	7.96%	5.40%	5.35%	5.39%	6.36%

Supplemental Data

Net assets applicable to Common Shareholders, end of year (000)	$555,889	$551,027	$579,079	$609,612	$627,562

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$243,825	$275,700	$334,000	$334,000	$334,000

Portfolio turnover	31%	41%	39%	56%	49%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$81,999	$74,993	$68,380 [5]	$70,654 [5]	$71,973 [5]

[1]	Based on average shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Do not reflect the effect of dividends to Preferred Shareholders.

[4]	Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

[5]	Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2009	49

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Insured Municipal Income Trust (“BYM”), BlackRock Insured Municipal Income Investment Trust (“BAF”) (collectively the “Insured Trusts”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Bond Investment Trust (“BIE”) (collectively the “Bond Trusts”) and BlackRock Municipal Income Trust II (“BLE”) are organized as Delaware statutory trusts. BlackRock MuniHoldings Insured Investment Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF”) (all, collectively the “Trusts”) are organized as a Massachusetts business trust and as a Maryland corporation, respectively. BYM, BBK, and BLE are registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as diversified, closed-end management investment companies. BAF, BIE, MFL and MVF are registered under the 1940 Act as non-diversified, closed-end management investment companies. The Trusts’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Boards of Directors and the Boards of Trustees of the Trusts are referred to throughout this report as the “Board of Trustees” or the “Board.” Each Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation of Investments: Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services selected under the supervision of each Trust’s Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Swap agreements are valued by utilizing quotes received daily by each Trust’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or are not available, the investment will be valued by a method approved by each Trust’s Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts leverage their assets through the use of tender option bond trusts (“TOBs”). A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a Trust include the right of the Trust (1) to cause the holders of a proportional share of the floating rate certificates to tender their certificates at par, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to the Trust. The TOB may also be terminated without the consent of the Trust upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to the Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, therefore the municipal bonds deposited into a TOB are presented in the Trust’s Schedules of Investments and the proceeds from the issuance of the short-term floating rate certificates are shown as trust certificates in the Statements of Assets and Liabilities.

Interest income from the underlying securities is recorded by the Trusts on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of the Trusts. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to

50	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

tender certificates to the TOB for redemption at par at each reset date. At August 31, 2009, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates

BYM	$107,371,921	$58,725,996	0.29% – 0.64%
BAF	$48,525,095	$28,697,357	0.32% – 0.64%
BBK	$11,655,166	$5,899,148	0.16% – 0.54%
BIE	$22,305,661	$11,821,747	0.27% – 0.39%
BLE	$64,130,187	$35,563,189	0.16% – 0.54%
MFL	$87,831,378	$47,363,419	0.27% – 0.84%
MVF	$289,948,175	$152,312,981	0.16% – 0.54%

For the year ended August 31, 2009, the Trusts’ average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust Certificates Outstanding	Daily Weighted Average Interest Rate

BYM	$52,847,321	1.74%
BAF	$27,385,209	1.73%
BBK	$6,181,966	1.63%
BIE	$4,724,632	1.01%
BLE	$25,996,217	1.42%
MFL	$37,710,660	1.60%
MVF	$122,848,869	1.51%

Should short-term interest rates rise, the Trusts’ investments in TOBs may adversely affect the Trusts’ investment income and distributions to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Trusts’ net asset value per share.

Zero-Coupon Bonds: Each Trust may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations, which provide regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Trust either delivers collateral or segregates assets in connection with certain investments (e.g., financial futures contracts and swap agreements) each Trust will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments (e.g., financial futures contracts and swap agreements). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each party may be required to deliver additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Each Trust amortizes all premiums and discounts on debt securities.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Trust files US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on the Trusts’ US federal tax returns remain open for the four years ended August 31, 2009. The statutes of limitations on the Trusts’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Trusts’ financial statement disclosures, if any, is currently being assessed.

Deferred Compensation and BlackRock Closed-End Share Equivalent Investment Plan: Under the deferred compensation plan approved by each Trust’s Board, non-interested Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in the other certain BlackRock Closed-End Funds.

ANNUAL REPORT	AUGUST 31, 2009	51

Notes to Financial Statements (continued)

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust. Each Trust may, however, elect to invest in common shares of other certain BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust’s deferred compensation liability are included in other assets in the Statements of Assets and Liabilities. Dividends and distributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Trusts may engage in various portfolio investment strategies both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the value of the underlying security, or if the counterparty does not perform under the contract. The Trusts may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Trust and each of its counterparties. The ISDA Master Agreement allows each Trust to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Trusts from their counterparties are not fully collateralized contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Trusts’ maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Trusts. Certain ISDA Master Agreements allow counterparties to over-the-counter derivatives to terminate derivative contracts prior to maturity in the event a Trust’s net assets decline by stated percentages or a Trust fails to meet the terms of its ISDA Master Agreements, which would cause a Trust to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Trusts may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Swaps: The Trusts may enter into swap agreements, in which a Trust and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Trusts are recorded in the Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Trusts will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Forward interest rate swaps — The Trusts may enter into forward interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). In a forward interest rate swap, each Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The Trusts generally intend to close each forward interest rate swap before the effective date specified in the agreement and therefore avoid entering into the interest rate swap underlying each forward interest rate swap.

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities”

The Effect of Derivative Instruments on the Statements of Operations Year Ended August 31, 2009*

	Net Realized Gain (Loss) From Derivatives Recognized in Income

	BYM	BAF	BBK	BLE

Interest rate contracts:
Financial futures contracts	—	—	$22,899	$276,745
Forward interest rate swaps	$(3,709,589)	$(145,000)	(745,000)	(2,259,715)

Total	$(3,709,589)	$(145,000)	$(722,101)	$(1,982,970)

	Net Change in Unrealized Appreciation on Derivatives Recognized in Income

	BYM	BAF	BBK	BLE

Interest rate contracts:
Forward interest rate swaps	$1,416,803	$127,751	$658,710	$1,655,090

*

As of August 31, 2009, there were no financial futures contracts or forward interest rate swaps outstanding. During the year ended August 31, 2009, the Trusts had limited activity in these transactions.

52	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Trusts under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Trust entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”) the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Trust’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at an annual rate of 0.55% for the Insured Trusts, BLE and MFL, 0.65% for the Bond Trusts and 0.50% for MVF of each Trust’s average weekly (daily for MFL and MVF) net assets. Average daily or weekly net assets is the average daily or weekly value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager has voluntarily agreed to waive a portion of the investment advisory fee. With respect to the Insured Trusts, the waiver, as a percentage of average weekly net assets, is as follows: 0.15% through October 2008, 0.10% through October 2009, and 0.05% through October 2010. With respect to the Bond Trusts, the waiver, as a percentage of average weekly net assets, is as follows: 0.20% through April 2009, 0.15% through April 2010, 0.10% through April 2011, and 0.05% through April 2012. With respect to BLE, the waiver, as a percentage of average weekly net assets, is as follows: 0.10% through July 2009 and 0.05% through July 2012. With respect to MFL, the Manager waived its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceeded 35% of the average daily net assets. For the year ended August 31, 2009, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

Fees Waived by Manager

BYM	$575,617
BAF	$221,829
BBK	$380,316
BIE	$138,757
BLE	$429,775
MFL	$507,180

Additionally, the Manager has agreed to waive its advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, which are included in fees waived by advisor in the Statements of Operations. For the year ended August 31, 2009, the amounts waived were as follows:

Fees Waived by Manager

BYM	$13,826
BAF	$3,780
BBK	$9,106
BIE	$11,353
BLE	$26,137
MFL	$72,893
MVF	$51,505

The Manager has entered into a separate sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, with respect to the Insured Trusts, Bond Trusts and BLE, and BlackRock Investment Management, LLC (“BRIM”), an affiliate of the Manager, with respect to MFL and MVF, under which the Manager pays BFM and BRIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

For the year ended August 31, 2009, the Trusts reimbursed the Manager for certain accounting services in the following amounts, which are included in accounting services in the Statements of Operations:

Reimbursement

BYM	$10,499
BAF	$3,607
BBK	$4,035
BIE	$1,509
BLE	$9,086
MFL	$16,282
MVF	$17,870

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for compensation paid to the Trusts’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2009 were as follows:

	Purchases	Sales

BYM	$91,746,742	$125,719,262
BAF	$79,693,392	$90,065,008
BBK	$99,309,503	$93,868,362
BIE	$49,439,295	$48,876,055
BLE	$81,539,649	$111,949,476
MFL	$303,854,779	$402,007,981
MVF	$281,049,983	$264,124,669

ANNUAL REPORT	AUGUST 31, 2009	53

Notes to Financial Statements (continued)

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2009 attributable to amortization methods on fixed income securities, the expiration of capital loss carryforwards and the tax classification of distributions received from a regulated investment company were reclassified to the following accounts:

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Paid-in capital	—	—	—	—	—	$(19,246,089)	$(14,275,201)
Undistributed net investment income	$(17,223)	$(11,485)	$(5,263)	$(2,169)	$2,342	$(1,243,562)	$246,636
Accumulated net realized loss	$17,223	$11,485	$5,263	$2,169	$(2,342)	$20,489,651	$14,028,565

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 was as follows:

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Tax-exempt income
8/31/2009	$22,292,827	$7,020,174	$10,735,433	$3,239,201	$22,161,219	$31,445,738	$37,190,644
8/31/2008	26,084,992	8,537,681	12,276,190	4,002,593	26,211,919	37,491,603	42,927,848

Ordinary income
8/31/2009	—	—	—	—	—	$97,507	—
8/31/2008	—	—	$767,868	$130,903	$555,732	—	—

Long-term capital gains
8/31/2008	—	—	$1,005,577	—	—	—	—

Total distributions
8/31/2009	$22,292,827	$7,020,174	$10,735,433	$3,239,201	$22,161,219	$31,543,245	$37,190,644

8/31/2008	$26,084,992	$8,537,681	$14,049,635	$4,133,496	$26,767,651	$37,491,603	$42,927,848

As of August 31, 2009, the tax components of accumulated losses were as follows:

	BYM	BAF	BBK	BIE	BLE	MFL	MVF

Undistributed tax-exempt income	$4,088,341	$1,641,794	$1,480,808	$407,177	$3,465,132	$5,673,539	$10,380,439
Capital loss carryforward	(11,192,076)	(429,834)	(3,386,144)	(30,026)	(10,144,555)	(16,304,562)	(14,422,895)
Net unrealized losses*	(9,813,344)	(2,311,032)	(8,349,203)	(412,342)	(26,563,879)	(2,796,989)	(2,015,572)

Total accumulated net losses	$(16,917,079)	$(1,099,072)	$(10,254,539)	$(35,191)	$(33,243,302)	$(13,428,012)	$(6,058,028)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, book/tax differences in the accrual of income on securities in default, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the difference between the book and tax treatment of residual interests in tender option bond trusts, the deferral of compensation to trustees and differences between book and tax amortization methods on fixed income securities.

As of August 31, 2009, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires	BYM	BAF	BBK	BIE	BLE	MFL	MVF

2012	—	—	—	—	$5,097,889	$1,836,991	—
2013	—	$178,996	—	—	—	7,986,138	—
2015	$1,544,099	—	—	$30,026	—	—	—
2016	3,217,765	250,838	$1,160,689	—	1,648,836	—	$5,453,226
2017	6,430,212	—	2,225,455	—	3,397,830	6,481,433	8,969,669

Total	$11,192,076	$429,834	$3,386,144	$30,026	$10,144,555	$16,304,562	$14,422,895

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which reduces the risk of loss due to issuer default. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Trusts may be exposed to counterparty risk, or the risk that an entity with

54	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (continued)

which the Trusts have unsettled or open transactions may default. Financial assets, which potentially expose the Trusts to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Trusts’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Trusts’ Statements of Assets and Liabilities.

7. Capital Share Transactions:

The Insured Trusts, the Bond Trusts and BLE are authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. Each Trust’s Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

Common Shares

Shares issued and outstanding during the years ended August 31, 2009 and 2008 increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31,

	2009	2008

BYM	11,216	10,322
BBK	32,485	58,148
BIE	—	6,553
BLE	23,758	91,244
MVF	60,788	189,635

Shares issued and outstanding remained constant for BAF and MFL during the years ended August 31, 2009 and 2008.

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust’s Statements of Preferences/Articles Supplementary/Certificates of Designation, as applicable (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its Preferred Shares at prices below their liquidation preferences as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred Shares from time to time as provided in the applicable Governing Instrument. Each Trust intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of August 31, 2009:

	Series	Preferred Shares	Effective Yield	Reset Frequency Days

BYM	M-7	1,830	0.53%	7
	R-7	1,830	0.49%	7
	F-7	1,830	0.49%	7
BAF	M-7	1,691	0.53%	7
BBK	T-7	1,598	0.53%	7
	R-7	1,598	0.49%	7
BIE	W-7	714	0.52%	7
BLE	M-7	1,513	0.53%	7
	T-7	1,513	0.53%	7
	W-7	1,513	0.52%	7
	R-7	1,513	0.49%	7
MFL	A	1,584	0.53%	7
	B	2,642	0.49%	7
	C	2,601	0.53%	7
	D	1,633	0.52%	7
	E	2,526	0.49%	7
MVF	A	1,460	0.25%	28
	B	1,460	0.23%	28
	C	1,460	0.28%	28
	D	1,460	0.26%	28
	E	2,190	0.23%	7
	F	1,723	1.59%	7

Dividends on 7- and 28-day Preferred Shares are cumulative at a rate which is reset every 7 or 28 days, respectively, based on the results of an auction. If the Preferred Shares fail to clear the auction on an auction date, the affected Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the Preferred Shares are successfully auctioned. The maximum applicable rate on all series of Preferred Shares (except MVF) is the higher of 110% of the AA commercial paper rate or 110% of 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The maximum applicable rate on the Preferred Shares of MVF for Series A, B, C, D and E is 110% of the interest equivalent of the 60-day commercial paper rate and for Series F is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of the Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on

ANNUAL REPORT	AUGUST 31, 2009	55

Notes to Financial Statements (continued)

the Preferred Shares for each Trust for the year ended August 31, 2009 were as follows:

	Series	Low	High	Average

BYM	M-7	0.43%	10.21%	1.68%
	R-7	0.35%	12.26%	1.69%
	F-7	0.35%	11.73%	1.67%
BAF	M-7	0.43%	10.21%	1.68%
BBK	T-7	0.40%	11.35%	1.63%
	R-7	0.35%	12.26%	1.67%
BIE	W-7	0.38%	12.57%	1.69%
BLE	M-7	0.43%	10.21%	1.62%
	T-7	0.40%	11.35%	1.62%
	W-7	0.38%	12.57%	1.60%
	R-7	0.35%	12.26%	1.62%
MFL	A	0.40%	11.35%	1.67%
	B	0.35%	11.73%	1.64%
	C	0.43%	10.21%	1.63%
	D	0.38%	12.57%	1.69%
	E	0.35%	12.26%	1.67%
MVF	A	0.25%	3.73%	1.07%
	B	0.23%	3.25%	0.93%
	C	0.28%	4.11%	1.19%
	D	0.26%	3.88%	1.06%
	E	0.23%	4.11%	1.06%
	F	1.46%	11.42%	2.62%

Since February 13, 2008, the Preferred Shares of each Trust failed to clear any of their auctions. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate that ranged from 0.23% to 12.57%. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of the Preferred Shares. A failed auction occurs when there are more sellers of a Trust’s auction rate Preferred Shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for each Trust’s Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, Preferred Shareholders may not have the ability to sell the Preferred Shares at their liquidation preference.

A Trust may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares is less than 200%.

Prior to December 22, 2008, the Trusts paid commissions to certain broker dealers at the end of each auction at an annual rate of 0.25%, calculated on the aggregate principal amount. On December 22, 2008, commissions paid to broker-dealers on Preferred Shares that experienced a failed auction were reduced to 0.15% on the aggregate principal amount. Subsequently, certain broker-dealers have individually agreed to further reduce commissions for failed auctions. The Trusts will continue to pay commissions of 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Merrill Lynch, Pierce, Fenner & Smith, Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows for the period September 1, 2008 to December 31, 2008 (after which time Merrill Lynch was no longer considered an affiliate):

Commissions

BYM	$4,197
BAF	$1,176
BBK	$8,141
BIE	$1,587
BLE	$46,973
MFL	$142,711
MVF	$106,158

During the year ended August 31, 2009, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

BYM	M-7	7/14/09	169	$4,225,000
	R-7	7/10/09	169	$4,225,000
	F-7	7/13/09	169	$4,225,000
BAF	M-7	7/14/09	84	$2,100,000
BBK	T-7	7/08/09	12	$300,000
	R-7	7/10/09	12	$300,000
BIE	W-7	7/09/09	333	$8,325,000
BLE	M-7	7/14/09	147	$3,675,000
	T-7	7/08/09	148	$3,700,000
	W-7	7/09/09	147	$3,675,000
	R-7	7/10/09	148	$3,700,000
MFL	A	7/08/09	124	$3,100,000
	B	7/06/09	207	$5,175,000
	C	7/07/09	203	$5,075,000
	D	7/09/09	128	$3,200,000
	E	7/06/09	197	$4,925,000
MVF	A	6/29/09	191	$4,775,000
	B	7/06/09	191	$4,775,000
	C	7/13/09	191	$4,775,000
	D	7/20/09	191	$4,775,000
	E	6/29/09	286	$7,150,000
	F	7/08/09	225	$5,625,000

56	ANNUAL REPORT	AUGUST 31, 2009

Notes to Financial Statements (concluded)

During the year ended August 31, 2008, the Trusts announced the following redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption dates:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal

BYM	M-7	6/24/08	1,054	$26,350,000
	R-7	6/27/08	1,054	$26,350,000
	F-7	6/30/08	1,054	$26,350,000
BAF	M-7	6/24/08	1,265	$31,625,000
BBK	T-7	6/25/08	200	$5,000,000
	R-7	6/27/08	200	$5,000,000
BIE	W-7	6/26/08	144	$3,600,000
BLE	M-7	6/24/08	395	$9,875,000
	T-7	6/25/08	395	$9,875,000
	W-7	6/26/08	395	$9,875,000
	R-7	6/27/08	395	$9,875,000
MFL	A	6/25/08	387	$9,675,000
	B	6/23/08	646	$16,150,000
	C	6/24/08	636	$15,900,000
	D	6/26/08	399	$9,975,000
	E	6/27/08	617	$15,425,000
MVF	A	6/30/08	349	$8,725,000
	B	7/07/08	349	$8,725,000
	C	6/16/08	349	$8,725,000
	D	6/23/08	349	$8,725,000
	E	6/16/08	524	$13,100,000
	F	6/25/08	412	$10,300,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

8. Subsequent Events:

Each Trust paid a net investment income dividend on October 1, 2009 to Common Shareholders of record on September 15, 2009 as follows:

Common Dividend Per Share

BYM	$0.0685
BAF	$0.0685
BBK	$0.0850
BIE	$0.0738
BLE	$0.0810
MFL	$0.0680
MVF	$0.0530

The dividends declared on Preferred Shares for the period September 1, 2009 to September 30, 2009 for the Trusts were as follows:

	Series	Dividends Declared

BYM	M-7	$17,178
	R-7	$17,556
	F-7	$17,348
BAF	M-7	$18,874
BBK	T-7	$15,513
	R-7	$15,331
BIE	W-7	$6,923
BLE	M-7	$14,211
	T-7	$14,682
	W-7	$14,709
	R-7	$14,530
MFL	A	$15,377
	B	$25,046
	C	$24,416
	D	$15,826
	E	$24,233
MVF	A	$8,357
	B	$6,809
	C	$6,982
	D	$6,607
	E	$10,672
	F	$54,144

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through October 29, 2009, the date the financial statements were issued.

ANNUAL REPORT	AUGUST 31, 2009	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of
BlackRock Insured Municipal Income Trust,
BlackRock Insured Municipal Income Investment Trust,
BlackRock Municipal Bond Trust,
BlackRock Municipal Bond Investment Trust,
BlackRock Municipal Income Trust II,
BlackRock MuniHoldings Insured Investment Fund,
and BlackRock MuniVest Fund, Inc. (collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Insured Municipal Income Trust, BlackRock Insured Municipal Income Investment Trust, BlackRock Municipal Bond Trust, BlackRock Municipal Bond Investment Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Insured Investment Fund, and BlackRock MuniVest Fund, Inc. as of August 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and for BlackRock Insured Municipal Income Investment Trust and BlackRock MuniVest Fund, Inc. the statement of cash flows for the year then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trusts as of August 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and for BlackRock Insured Municipal Income Investment Trust and BlackRock MuniVest Fund, Inc. the statement of cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 29, 2009

Important Tax Information (Unaudited)

All of the net investment income distributions paid by BYM, BAF, BBK, BIE, BLE and MVF during the taxable year ended August 31, 2009 qualify as tax-exempt interest dividends for federal income tax purposes.

The following table summarizes the taxable per share distributions paid by MFL during the taxable year ended August 31, 2009.

	Payable Date	Ordinary Income

Common	12/31/08	$0.001716
A	12/10/08	$2.780000
B	12/15/08	$2.760000
C	12/09/08	$2.770000
D	12/11/08	$2.810000
E	12/19/08	$2.770000

All other net investment income distributions paid by MFL during the taxable year ended August 31, 2009 qualify as tax-exempt interest dividends for Federal income tax purposes.

58	ANNUAL REPORT	AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or the Board of Trustees, as the case may be (each, a “Board” and, collectively, the “Boards,” and the members of which are referred to as “Board Members”) of each of BlackRock Insured Municipal Income Trust (“BYM”), BlackRock Insured Municipal Income Investment Trust (“BAF”), BlackRock Municipal Bond Trust (“BBK”), BlackRock Municipal Bond Investment Trust (“BIE”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Insured Investment Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and together with BYM, BAF, BBK, BIE, BLE and MFL each a “Trust,” and, collectively, the “Trusts”) met on April 14, 2009 and May 28 – 29, 2009 to consider the approval of its respective Trust’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) between its respective Trust, the Manager, and BlackRock Investment Management, LLC or BlackRock Financial Management, Inc., as the case may be (each a “Sub-Advisor”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.” Unless otherwise indicated, references to actions taken by the “Board” or the “Boards” shall mean each Board acting independently with respect to its respective Trust.

Activities and Composition of the Boards

Each Board consists of twelve individuals, ten of whom are not “interested persons” of the Trusts as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members of each Trust are responsible for the oversight of the operations of such Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which has one interested Board Member) and is chaired by an Independent Board Member. In addition, each Board has established an Ad Hoc Committee on Auction Market Preferred Shares.

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, each Board assessed, among other things, the nature, scope and quality of the services provided to its respective Trust by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

Throughout the year, the Boards, acting directly and through their committees, consider at each of their meetings factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Trusts and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any outperformance or underperformance against its peers; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Trusts for services such as call center and fund accounting; (c) the Trusts’ operating expenses; (d) the resources devoted to, and compliance reports relating to, the Trusts’ investment objectives, policies and restrictions; (e) the Trusts’ compliance with their Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trusts’ valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2009 meeting, each Board requested and received materials specifically relating to the Agreements. Each Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Trust fees and expenses, and the investment performance of each Trust as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Trust to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

ANNUAL REPORT	AUGUST 31, 2009	59

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 14, 2009, each Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2009 meeting, the Boards presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 28 – 29, 2009 Board meeting.

At an in-person meeting held on May 28 – 29, 2009, each Trust’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and such Trust and the Sub-Advisory Agreement between such Trust, the Manager and each Trust’s respective Sub-Advisor, each for a one-year term ending June 30, 2010. The Boards considered all factors they believed relevant with respect to the Trusts, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trusts and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Trusts; (d) economies of scale; and (e) other factors.

Each Board also considered other matters it deemed important to the approval process, such as services related to the valuation and pricing of its respective Trust’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with such Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: Each Board, including its Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its respective Trust. Throughout the year, each Board compared its respective Trust’s performance to the performance of a comparable group of closed-end funds, and the performance of at least one relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its respective Trust’s portfolio management team discussing such Trust’s performance and such Trust’s investment objective, strategies and outlook.

Each Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and its respective Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviewed a general description of BlackRock’s compensation structure with respect to its respective Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, each Board considered the quality of the administrative and non-investment advisory services provided to its respective Trust. BlackRock and its affiliates and significant shareholders provide the Trusts with certain administrative and other services (in addition to any such services provided to the Trusts by third parties) and officers and other personnel as are necessary for the operations of the Trusts. In addition to investment advisory services, BlackRock and its affiliates provide the Trusts with other services, including: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trusts; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Trusts, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including its Independent Board Members, also reviewed and considered the performance history of its respective Trust. In preparation for the April 14, 2009 meeting, the Boards were provided with reports, independently prepared by Lipper, which included a comprehensive analysis of each Trust’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance of its respective Trust as compared to a representative group of similar funds as determined by Lipper and to all funds in such Trust’s applicable Lipper category and customized peer group selected by BlackRock. Each Board was provided with a description of the methodology used by Lipper to select peer funds. Each Board regularly reviews the performance of its respective Trust throughout the year.

60	ANNUAL REPORT	AUGUST 31, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of each of BYM, BAF, BBK, BIE, MFL and MVF noted that, in general, BYM, BAF, BBK, BIE, MFL and MVF performed better than their respective Peers in that the performance of each of BYM, BAF, BBK, BIE, MFL and MVF was at or above the median of their respective customized Lipper peer group composite in each of the one-, three- and five-year periods reported.

The Board of BLE noted that, in general, BLE performed better than its Peers in that BLE’s performance was at or above the median of its customized Lipper peer group composite in two of the one-, three- and five-year periods reported.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including its Independent Board Members, reviewed its respective Trust’s contractual advisory fee rates compared with the other funds in its respective Lipper category. Each Board also compared its respective Trust’s total expenses, as well as actual management fees, to those of other comparable funds. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Trusts. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Trusts. The Boards reviewed BlackRock’s profitability with respect to the Trusts and other funds the Boards currently oversee for the year ended December 31, 2008 compared to available aggregate profitability data provided for the year ended December 31, 2007. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Boards considered BlackRock’s overall operating margin compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third-party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the Trusts by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Trusts and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Trusts. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each of BYM, BAF, BLE, MFL and MVF noted that its respective Trust paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, lower than or equal to the median contractual management fees paid by such Trust’s Peers.

The Board of each of BBK and BIE noted that, although each of BBK and BIE paid contractual management fees, which do not take into account any expense reimbursement or fee waivers, higher than the median of its respective Peers, such fees were within 5% of the median amount.

D. Economies of Scale: Each Board, including its Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its respective Trust increase and whether there should be changes in the advisory fee rate or structure in order to enable such Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of such Trust. The Boards considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

ANNUAL REPORT	AUGUST 31, 2009	61

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is managed independently, consistent with its own investment objectives. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex used a complex-level breakpoint structure.

E. Other Factors: The Boards also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from their relationship with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Trusts, including for administrative and distribution services. The Boards also noted that BlackRock may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock, which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

Each Board, including its Independent Board Members, unanimously approved the continuation of the Advisory Agreement between its respective Trust and the Manager for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between such Trust, the Manager and each Trust’s respective Sub-Advisor for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, each Board, including its Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of its respective Trust and its shareholders. In arriving at a decision to approve the Agreements, each Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflects the results of several years of review by such Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

62	ANNUAL REPORT	AUGUST 31, 2009

Automatic Dividend Reinvestment Plans

For BYM, BAF, BBK, BIE and BLE

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in the respective Trust’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After a Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Trust’s primary exchange or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Trust However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Trust reserves the right to amend the Plan to include a service charge payable by the participants, Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43078, Providence, Rl 02940-3078 or by calling (800) 699-1BFM. All overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	AUGUST 31, 2009	63

Automatic Dividend Reinvestment Plans (concluded)

For MFL and MVF

The Trusts offer a Dividend Reinvestment Plan (the “Plan”) under which income and capital gains dividends paid by MFL and MVF are automatically reinvested in additional Common Shares of the Trust. The Plan is administered on behalf of the shareholders by BNY Mellon Shareowner Services (the “Plan Agent”). Under the Plan, whenever a Trust declares a dividend, participants in the Plan will receive the equivalent in Common Shares of the Trust. The Plan Agent will acquire the shares for the participant’s account either (i) through receipt of additional unissued but authorized shares of the Trusts (“newly issued shares”) or (ii) by purchase of outstanding Common Shares on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Trust’s net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a “market premium”), the Plan Agent will invest the dividend amount in newly issued shares. If the Trust’s net asset value per share is greater than the market price per share (a condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder’s account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases Common Shares of the Trusts unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Trust. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of a Trust’s shares is above the net asset value, participants in the Plan will receive shares of the Trust for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Trusts do not redeem shares, the price on resale may be more or less than the net asset value.

There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent’s service fees for handling the reinvestment of distributions are paid for by the Trusts. However, brokerage commissions may be incurred when the Trusts purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not affect the tax-exempt status of exempt interest dividends paid by the Trusts. If, when the Trusts’ shares are trading at a market premium, the Trusts issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Trusts’ shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA 15252-8035, Telephone: (866) 216-0242.

64	ANNUAL REPORT	AUGUST 31, 2009

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1]

Richard E. Cavanagh 40 East 52nd Street New York, NY 10022 1946	Chairman of the Board and Trustee	Since 1994

Trustee, Aircraft Finance Trust since 1999; Director, The Guardian Life Insurance Company of America since 1998; Trustee, Educational Testing Service from 1997 to 2009 and Chairman from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer of The Conference Board, Inc. (global business research organization) from 1995 to 2007.

				104 RICs consisting of 101 Portfolios	Arch Chemical (chemical and allied products)

Karen P. Robards 40 East 52nd Street New York, NY 10022 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007

Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Medical Corp. from 1996 to 2005.

				104 RICs consisting of 101 Portfolios	AtriCure, Inc. (medical devices); Care Investment Trust, Inc. (health care real estate investment trust)

G. Nicholas Beckwith, III 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Chairman and Chief Executive Officer, Arch Street Management, LLC (Beckwith Family Foundation) and various Beckwith property companies since 2005; Chairman of the Board of Directors, University of Pittsburgh Medical Center since 2002; Board of Directors, Shady Side Hospital Foundation since 1977; Board of Directors, Beckwith Institute for Innovation In Patient Care since 1991; Member, Advisory Council on Biology and Medicine, Brown University since 2002; Trustee, Claude Worthington Benedum Foundation (charitable foundation) since 1989; Board of Trustees, Chatham University since 1981; Board of Trustees, University of Pittsburgh since 2002; Emeritus Trustee, Shady Side Academy since 1977; Chairman and Manager, Penn West Industrial Trucks LLC (sales, rental and servicing of material handling equipment) from 2005 to 2007; Chairman, President and Chief Executive Officer, Beckwith Machinery Company (sales, rental and servicing of construction and equipment) from 1985 to 2005; Board of Directors, National Retail Properties (REIT) from 2006 to 2007.

				104 RICs consisting of 101 Portfolios	None

Kent Dixon 40 East 52nd Street New York, NY 10022 1937	Trustee and Member of the Audit Committee	Since 1988	Consultant/Investor since 1988.	104 RICs consisting of 101 Portfolios	None

Frank J. Fabozzi 40 East 52nd Street New York, NY 10022 1948	Trustee and Member of the Audit Committee	Since 1988

Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in the Practice of Finance and Becton Fellow, Yale University, School of Management since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.

				104 RICs consisting of 101 Portfolios	None

Kathleen F. Feldstein 40 East 52nd Street New York, NY 10022 1941	Trustee	Since 2005

President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. since 2005; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003.

				104 RICs consisting of 101 Portfolios	The McClatchy Company (publishing)

James T. Flynn 40 East 52nd Street New York, NY 10022 1939	Trustee and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	104 RICs consisting of 101 Portfolios	None

Jerrold B. Harris 40 East 52nd Street New York, NY 10022 1942	Trustee	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000.	104 RICs consisting of 101 Portfolios	BlackRock Kelso Capital Corp.

ANNUAL REPORT	AUGUST 31, 2009	65

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Trustees[1] (concluded)

R. Glenn Hubbard 40 East 52nd Street New York, NY 10022 1958	Trustee	Since 2004

Dean, Columbia Business School since 2004; Columbia faculty member since 1988; Co-Director, Columbia Business School’s Entrepreneurship Program from 1997 to 2004; Visiting Professor, John F. Kennedy School of Government at Harvard University and the Harvard Business School since 1985 and at the University of Chicago since 1994; Chairman, U.S. Council of Economic Advisers under the President of the United States from 2001 to 2003.

				104 RICs consisting of 101 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Duke Realty (real estate); Metropolitan Life Insurance Company (insurance); Information Services Group (media/technology)

W. Carl Kester 40 East 52nd Street New York, NY 10022 1951	Trustee and Member of the Audit Committee	Since 2007

George Fisher Baker Jr. Professor of Business Administration, Harvard Business School; Deputy Dean for Academic Affairs since 2006; Unit Head, Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program of Harvard Business School, from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.

				104 RICs consisting of 101 Portfolios	None

[1]	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for any of the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain trustees as joining the Trust’s board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: G. Nicholas Beckwith, III, 1999; Richard E. Cavanagh, 1994; Kent Dixon, 1988; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Trustees[3]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			173 RICs consisting of 283 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			173 RICs consisting of 283 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

66	ANNUAL REPORT	AUGUST 31, 2009

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trusts	Length of Time Served	Principal Occupation(s) During Past Five Years

Trusts Officers[1]

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised Funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Account Management Group (AMG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 40 East 52nd Street New York, NY 10022 1977	Vice President	Since 2009

Director of BlackRock, Inc. since 2008; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008; Associate of BlackRock, Inc. from 2002 to 2004.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, LLC from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Trusts serve at the pleasure of the Board of Trustees.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Investment
Management, LLC2
Plainsboro, NJ 08536

BlackRock Financial
Management, Inc.3
New York, NY 10022

Custodians
The Bank of New York Mellon2
New York, NY 10286

State Street Bank and
Trust Company3
Boston, MA 02101

Transfer Agents
Common Shares:

BNY Mellon Shareowner Services2
Jersey City, NJ 07310

Computershare Trust Company, N.A.3
Providence, RI 02940

Auction Agents
Preferred Shares:

BNY Mellon Shareowner Services
Jersey City, NJ 07310

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, NY 10036

Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

2 For MFL and MVF.

3 For BYM, BAF, BBK, BIE and BLE.

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Trusts retired. The Trusts’ Board of Directors wishes Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Trusts, and Brendan Kyne became Vice President of the Trusts.

ANNUAL REPORT	AUGUST 31, 2009	67

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on August 26, 2009 for shareholders of record on June 29, 2009 to elect trustee nominees of each Trust:

Approved the Class II Trustees as follows:

	Richard S. Davis		Frank J. Fabozzi		James T. Flynn

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BYM	23,504,283	511,216	4,332[1]	65[1]	23,504,283	511,216
BAF	7,974,285	270,225	1,399[1]	0[1]	7,974,285	270,225
BBK	9,504,325	269,506	1,915[1]	24[1]	9,504,325	269,506
BIE	2,891,028	114,577	527[1]	8[1]	2,891,028	114,577
BLE	20,276,378	539,495	3,637[1]	58[1]	20,276,378	539,495

	Karen P. Robards

	Votes For	Votes Withheld

BYM	23,468,179	547,320
BAF	7,986,458	258,052
BBK	9,486,429	287,402
BIE	2,891,028	114,577
BLE	20,244,414	571,459

Approved the Trustees as follows:

	G. Nicholas Beckwith, III		Richard E. Cavanagh		Richard S. Davis

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MFL	31,075,674	3,478,578	31,372,988	3,181,264	31,306,116	3,248,136
MVF	55,409,933	2,695,127	55,492,735	2,612,325	55,340,001	2,765,059

	Kent Dixon		Frank J. Fabozzi		Kathleen F. Feldstein

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MFL	31,325,843	3,228,409	8,398[1]	78[1]	31,098,042	3,456,210
MVF	55,415,322	2,689,738	7,293[1]	31[1]	55,330,409	2,774,651

	James T. Flynn		Henry Gabbay		Jerrold B. Harris

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MFL	31,264,305	3,289,947	31,307,869	3,246,383	31,184,305	3,369,947
MVF	55,406,558	2,698,502	55,393,972	2,711,088	55,301,228	2,803,832

	R. Glenn Hubbard		W. Carl Kester		Karen P. Robards

	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

MFL	31,066,089	3,488,163	8,385[1]	91[1]	31,408,679	3,145,573
MVF	55,424,134	2,680,926	7,293[1]	31[1]	55,436,714	2,668,346

[1]	Voted on by holders of Preferred Shares only.

Fund Certification

Certain Trusts are listed for trading on the New York Stock Exchange (“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

68	ANNUAL REPORT	AUGUST 31, 2009

Additional Information (continued)

Dividend Policy

The Trusts’ dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed in the Board of Approvals on page 70, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charter or by-laws that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s web-site is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

ANNUAL REPORT	AUGUST 31, 2009	69

Additional Information (continued)

Board Approvals

On September 12, 2008, the Board of each of BAF, MFL and BYM voted unanimously to change certain investment guidelines of its respective Trust. Under normal circumstances, each of BAF, MFL and BYM is required to invest at least 80% of its managed assets in municipal bonds either (i) insured under an insurance policy purchased by the Trusts or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. Historically, each of BAF, MFL and BYM has had an additional non-fundamental investment policy limiting its purchases of insured municipal bonds to those bonds insured by insurance providers with claims-paying abilities rated AAA or Aaa at the time of investment.

Following the onset of the credit and liquidity crises currently troubling the financial markets, the applicable rating agencies lowered the claims-paying ability rating of most of the municipal bond insurance providers below the highest rating category. As a result, the Advisor recommended, and the Board of each of BAF, MFL and BYM approved, an amended policy with respect to the purchase of insured municipal bonds that such bonds must be insured by insurance providers or other entities with claims-paying abilities rated at least investment grade. This investment grade restriction is measured at the time of investment, and BAF, MFL and BYM will not be required to dispose of municipal bonds they hold in the event of subsequent downgrades. The new investment policy of each of BAF, MFL and BYM is, under normal conditions, to invest at least 80% of its assets in municipal bonds insured by insurers or other entities with claims-paying abilities rated at least investment grade at the time of investment. Due to recent downgrades, some of the insurers insuring a portion of the current holdings of BAF, MFL and BYM are already rated below the highest rating category.

In addition, on September 12, 2008, the Board of each of BAF, MFL and BIE (formerly BlackRock Florida Insured Municipal Income Trust, BlackRock MuniHoldings Florida Insured Investment Fund and BlackRock Florida Municipal Bond Trust, respectively) voted unanimously to change a non-fundamental investment policy of its respective Trust, and to rename each such Trust “BlackRock Insured Municipal Income Investment Trust,” “BlackRock MuniHoldings Insured Investment Fund” and “BlackRock Municipal Bond Investment Trust,” respectively. The previous policy required these Trusts, under normal circumstances, to invest at least 80% of their total assets in Florida municipal bonds. Due to the repeal of the Florida Intangible Personal Property Tax as of January 2007, the Board has approved an amended policy allowing BAF, MFL and BIE flexibility to invest in municipal obligations regardless of geographic location, as well as revising the policy with respect to the claims-paying ability rating of insurance providers adopted by BAF, MFL and BYM. Under current market conditions, the Advisor anticipates that it will gradually reposition the portfolio of BAF, MFL and BIE over time and that during such period BAF, MFL and BIE may continue to hold a substantial portion of their assets in Florida municipal bonds. At this time, it is uncertain how long the repositioning may take, and BAF, MFL and BIE will continue to be subject to risks associated with investing a significant portion of their assets in Florida municipal bonds until the repositioning is complete.

The changes to the non-fundamental investment policies of BAF, MFL, BYM and BIE described above do not alter the investment objectives of BAF, MFL, BYM and BIE. The Advisor and the Board believe the amended policies will allow the Advisor to better manage such Trusts’ portfolios in the best interests of such Trusts’ shareholders and meet such Trusts’ investment objectives.

Effective September 13, 2008, following approval by the Trusts’ Board and the applicable rating agencies, the Board amended the terms of the Trusts’ Governing Instruments in order to increase the amount of TOB transactions into which the Trusts can enter. The proceeds from these TOB transactions were used to redeem a portion of the Trusts’ Preferred Shares. Accordingly, the definition of Inverse Floaters was amended to incorporate the Trusts’ permissible ratio of floating rate instruments into inverse floating rate instruments. Additionally, conforming changes and certain formula modifications concerning inverse floaters were made to the definitions of Moody’s Discount Factor and S&P Discount Factor, as applicable, to integrate the Trusts’ investments in TOBs into applicable calculations.

70	ANNUAL REPORT	AUGUST 31, 2009

Additional Information (concluded)

Section 19 Notices

These amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regulations. The Trusts will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share

BYM	$0.754500	—	—	$0.754500	100%	0%	0%	100%
BAF	$0.718500	—	—	$0.718500	100%	0%	0%	100%
BBK	$0.907500	—	—	$0.907500	100%	0%	0%	100%
BIE	$0.840600	—	—	$0.840600	100%	0%	0%	100%
BLE	$0.837000	—	—	$0.837000	100%	0%	0%	100%
MFL	$0.705216	—	—	$0.705216	100%	0%	0%	100%
MVF	$0.538500	—	—	$0.538500	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	AUGUST 31, 2009	71

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

#CEF-NTL-7-8/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]

Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Municipal Bond Investment Trust	$28,300	$27,400	$3,500	$3,500	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Municipal Bond Investment Trust	$418,128	$415,649

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –

Audit Committee of Listed Registrants – The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards
Robert S. Salomon, Jr. (retired effective December 31, 2008)

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and

concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2009.

(a)(1)

The registrant (or “Fund”) is managed by a team of investment professionals comprised of Robert Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Sneeden, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006, 2006 and 2006, respectively.

Portfolio Manager	Biography

Theodore R. Jaeckel, Jr.	Managing Director at BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Walter O’Connor	Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

Robert Sneeden	Director of BlackRock, Inc. since 2006; Vice President of MLIM from 1998 to 2006.

(a)(2)	As of August 31, 2009:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Walter O’Connor	76	0	0	0	0	0
	$18.5 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	76	0	0	0	0	0
	$18.5 Billion	$0	$0	$0	$0	$0
Robert Sneeden	13	0	0	0	0	0
	$1.86 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock and its affiliates (collectively, herein “BlackRock”) has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3)	As of August 31, 2009:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include a combination of market-based indices (e.g. Barclays Capital Municipal Bond Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

          Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. O’Connor and Jaeckel have each received awards under the LTIP.

          Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor, Jaeckel and Sneeden have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – August 31, 2009.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned

Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Robert Sneeden	None

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13(a)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Bond Investment Trust

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer of
BlackRock Municipal Bond Investment Trust

Date: October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley

Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Bond Investment Trust

Date: October 22, 2009

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Bond Investment Trust

Date: October 22, 2009